                                   Prospectus
                                  May 1, 2001

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage Plus variable life insurance policy, which is issued by:

United Investors Life Insurance Co.
2001 Third Avenue South
Birmingham, Alabama 35233

   The SEC maintains an Internet website (http://www.sec.gov) that contains material incorporated by reference into this prospectus and other information.

   Variable life insurance policies involve certain risks, and you may lose some or all of your investment.
 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.
                              ADVANTAGE PLUS(SM)
                            VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Universal Life Variable Account

   The policy offers 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

     . Asset Strategy Portfolio
     . Balanced Portfolio
     . Bond Portfolio
     . Core Equity Portfolio
     . Growth Portfolio
     . High Income Portfolio
     . International Portfolio
     . Limited-Term Bond Portfolio
     . Money Market Portfolio
     . Science and Technology Portfolio
     . Small Cap Portfolio

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions. If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the policy, the policy may terminate without value.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                 U-1165, Ed.5-01

Table of Contents
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
Summary.....................................................................   1
  The Policy................................................................   1
  Payment of Premiums.......................................................   1
  Funding Choices...........................................................   1
  Charges and Deductions....................................................   2
  Taxes.....................................................................   3
  Cash Benefits.............................................................   3
  Death Benefit.............................................................   3
  Termination...............................................................   3
  Other Information.........................................................   4
  Inquiries.................................................................   5

United Investors Universal Life Variable Account............................   6
  W&R Target Funds, Inc. ...................................................   6

Fixed Account...............................................................   8

The Policy..................................................................   8
  Applying for a Policy.....................................................   8
  State Variations..........................................................   9
  "Free Look" Right to Cancel the Policy....................................   9
  Premiums..................................................................   9
  Transfers.................................................................  11
  Dollar-Cost Averaging.....................................................  11
  Surrender of the Policy...................................................  12
  Partial Surrenders........................................................  12
  Loan Benefits.............................................................  12
  Requesting Payments.......................................................  13
  Policy Changes............................................................  14
  Reports to Owners.........................................................  14
  Other Policy Provisions...................................................  15
  Assignment and Change of Owner............................................  15
  Supplemental Benefits.....................................................  15

Charges and Deductions......................................................  16
  Premium Expense Charge....................................................  17
  Mortality and Expense Risk Charge.........................................  17
  Monthly Deduction.........................................................  17
  Surrender Charge..........................................................  17
  Partial Surrender Charge..................................................  18
  Other Charges.............................................................  18
  Cost of Insurance.........................................................  18
  Reduction in Charges for Certain Groups...................................  19

Policy Values...............................................................  19
  Policy Value..............................................................  19
  Variable Account Value....................................................  20
  Fixed Account Value.......................................................  21

Death Benefits..............................................................  22
  Amount of Death Benefit Payable...........................................  22
  Death Benefit Options.....................................................  22

  Changing the Death Benefit Option.........................................  23
  Changing the Face Amount..................................................  23
  Effect of Partial Surrenders on the Death Benefit.........................  24
  Beneficiary...............................................................  25

Tax Considerations..........................................................  25
  Introduction..............................................................  25
  Tax Status of the Policy..................................................  25
  Tax Treatment of Policy Benefits..........................................  26
  Taxation of United Investors..............................................  28
  Employment-Related Benefit Plans..........................................  28

Other Information...........................................................  28
  United Investors Life Insurance Company...................................  28
  Sale of the Policies......................................................  28
  Changing the Variable Account.............................................  29
  Voting of Portfolio Shares................................................  29
  Addition, Deletion, or Substitution of Investments........................  30
  Other Information.........................................................  31
  Litigation................................................................  31
  Legal Matters.............................................................  31
  Experts...................................................................  31
  Financial Statements......................................................  31

Appendix A: Surrender Charges Per $1,000 of Face Amount.....................  32
Appendix B: Hypothetical Illustrations and Performance Information..........  33
Appendix C: Directors and Officers of United Investors......................  40
Appendix D: Glossary........................................................  42
Appendix E: Financial Statements............................................ F-1

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This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

Buying this policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance policy.

Certain terms and phrases used in this prospectus are explained in Appendix D.

Summary
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   This is a summary of some of the more important points that you should know about the benefits of the Advantage Plus variable life insurance policy, as well as the costs and risks involved. The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy.

The Policy

   The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c) provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

   In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Payment of Premiums

   Although you select a premium payment plan, you are not required to follow it. (The minimum initial premium and planned premium depend on age, sex, and risk class of the insured, on the face amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned premiums. However, the policy can lapse and terminate without value even it you pay the planned premiums. Extra premiums may be required to prevent policy termination under certain circumstances.

Funding Choices

   We deduct a premium expense charge from each premium payment, and then we allocate the net premium among the variable investment divisions and the fixed account according to your written instructions.

   You may allocate each net premium (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of W&R Target Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio

  .Bond Portfolio
  .Core Equity Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   For policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

   You may also allocate each premium (and your existing policy value) to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

   We deduct a 3.5% premium expense charge from each premium payment. No sales load is deducted from premiums.

   We also make certain periodic deductions from your policy value. Each month, we deduct the following from your policy value:

(a) the cost of insurance charge;

(b) the monthly administrative charge (currently $5.00, and guaranteed not to exceed $7.50);

(c) a guaranteed death benefit charge ($0.01 per $1,000 of face amount) so long as the death benefit guarantee is in effect; and

(d) any supplemental benefit charges.

   Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.90% of those assets. Currently, we reduce this charge to 0.70% after the first ten policy years, but we can discontinue that practice at any time. We guarantee not to increase this mortality and expense risk charge above 0.90% in any policy year.

   In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc. See the table below for a summary of these portfolio expenses.
                  W&R Target Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                          Management   12b-1       Other     Total Portfolio
  Portfolio                  Fee     Fees(/2/) Expenses(/3/)    Expenses
----------------------------------------------------------------------------
  Asset Strategy            0.70%      0.23%       0.13%          1.06%
  Balanced                  0.70%      0.25%       0.05%          1.00%
  Bond                      0.53%      0.25%       0.06%          0.84%
  Core Equity (formerly
   Income Portfolio)        0.70%      0.25%       0.03%          0.98%
  Growth                    0.69%      0.25%       0.02%          0.96%
  High Income               0.63%      0.25%       0.08%          0.96%
  International             0.85%      0.25%       0.13%          1.23%
  Limited-Term Bond         0.50%      0.25%       0.15%          0.90%
  Money Market              0.40%      0.25%       0.10%          0.75%
  Science and Technology    0.85%      0.25%       0.04%          1.14%
  Small Cap                 0.85%      0.25%       0.03%          1.13%

(/1/) These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information. (/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(/3/) Other Expenses are those incurred for the year ended December 31, 2000.

   Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

   We deduct a surrender charge from the policy value upon a full surrender of the policy before the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount). The surrender charge rate, which is a stated amount per $1,000 of face amount, varies with the insured's age on the policy's effective date (or at the time of increase in the policy's face amount). The surrender charge is constant until the fifth policy anniversary (or the fifth anniversary of any increase in the policy's face amount), and then decreases annually to zero at the 16th policy anniversary (or the 16th anniversary of any increase in the policy's face amount).

   We deduct a partial surrender charge upon a partial surrender of the policy. The partial surrender charge is a portion of the then-applicable surrender charge, plus the lesser of $25 or 2% of the partial surrender amount.

Taxes

   We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. (See "Tax Status of the Policy.") Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, or we pay the maturity benefit. Under certain circumstances, a policy could be treated as a modified endowment contract. Modified endowment contracts receive less favorable tax treatment than other life insurance policies. See "Tax Considerations" for a discussion of when distributions, such as surrenders and loans, from policy value could be subject to Federal income tax and penalty tax.

Cash Benefits

   Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charges) may be substantially less than the premiums paid.

   Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy's cash surrender value. Policy loans reduce the amount available for allocations and transfers and may have tax consequences.

   Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences.

   Partial Surrender. You generally may make a partial surrender of the policy at any time during the insured's life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences.

Death Benefit

   You must select one of two death benefit options under the policy:

(a) the greater of the policy's face amount or a multiple of its policy value;
    or

(b) the greater of (i) the policy's face amount plus its policy value or (ii) a multiple of its policy value.

   Subject to certain limits, you may change the policy's face amount and death benefit.

   The policy's death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

   The death benefit guarantee period generally ends at the insured's age 65 under death benefit option (a) or age 62 under death benefit option (b). This period may vary in some states.

Termination

   There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy.

   If the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due and the death benefit guarantee is not in effect, the policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Other Information

   Free Look: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund of all premiums paid.

   Supplemental Benefits. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

(a) accelerated death benefit rider;

(b) accidental death benefit rider;

(c) children's term insurance rider;

(d) additional insured term insurance rider; and

(e) disability waiver of monthly deductions rider.

   Other supplemental benefits may also be available.

   Transfers: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year.

   Dollar-Cost Averaging: Before the maturity date, you may have automatic monthly transfers of a predetermined dollar amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

   Illustrations: Sample projections of hypothetical death benefits and policy values are in Appendix B to this prospectus. These projections may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

   The projections also show the value of the annual premiums accumulated with interest and demonstrate that the policy value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

   Age: A number of policy provisions depend on the insured's age. This usually means the insured's attained age, which is the actual age on the last policy anniversary. During part of each policy year, attained age is one year less than actual age. This may be better for you since it could mean, for example, lower cost of insurance charges and a higher death benefit.

   Tax-Free "Section 1035" Exchanges: You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Our financial statements, and financial statements for the variable investment divisions, are in Appendix E to this prospectus.

   State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our administrative office for additional information that may be applicable to your state.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:
  United Investors Life Insurance Company
  Administrative Office
  P. O. Box 10287
  Birmingham, Alabama 35202-0287
  Telephone: (800) 340-3787


--------------------------------------------------------------------------------
   The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing.

                United Investors Universal Life Variable Account
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   The variable investment divisions are "sub-accounts" or divisions of the
United Investors Universal Life Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

W&R Target Funds, Inc.

   The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable
Account:

   1. Asset Strategy Portfolio;

   2. Balanced Portfolio;

   3. Bond Portfolio;

   4. Core Equity Portfolio;

   5. Growth Portfolio;

   6. High Income Portfolio;

   7. International Portfolio;

   8. Limited-Term Bond Portfolio;

   9. Money Market Portfolio;

  10. Science and Technology Portfolio; and

  11. Small Cap Portfolio.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio      Investment Objective and Certain Policies
-------------------------------------------------------------------------------
  Asset Strategy The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its
                 assets among stocks, bonds of any quality and short-term
                 instruments.
-------------------------------------------------------------------------------
  Balanced       The Balanced Portfolio seeks as a primary goal, current
                 income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt
                 securities and short-term instruments, depending on market conditions.
-------------------------------------------------------------------------------
  Bond           The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by
                 investing primarily in domestic debt securities, usually of investment grade.
-------------------------------------------------------------------------------
  Core Equity    The Core Equity Portfolio (formerly Income Portfolio) seeks capital growth and income. It invests primarily in common
                 stocks of large U.S. and foreign companies that have the
                 potential for capital appreciation or are expected to resist market decline.
-------------------------------------------------------------------------------
  Growth         The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by
                 investing primarily in common stocks of U.S. and foreign
                 companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
-------------------------------------------------------------------------------
  High Income    The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-
                 yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the
                 Portfolio's goals.
-------------------------------------------------------------------------------
  International  The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current
                 income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the
                 potential for long-term growth.
-------------------------------------------------------------------------------
  Limited-Term   The Limited-Term Bond Portfolio seeks a high level of current
  Bond           income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
-------------------------------------------------------------------------------
  Money Market   The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money
                 market obligations and instruments.
-------------------------------------------------------------------------------
  Science and    The Science and Technology Portfolio seeks long-term capital
  Technology     growth. It seeks to achieve its goal by concentrating its
                 investments primarily in the common stock of U.S. and foreign companies whose products, processes or services are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.

  Portfolio Investment Objective and Certain Policies
-------------------------------------------------------------------------------
  Small Cap The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

   W&R Target Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate will be guaranteed for at least a one-year period. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

   Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

   As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See "Transfers.")

The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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Applying for a Policy

   To purchase a policy, you must complete an application, submit it to our administrative office (at the address listed in the "Inquiries" section of this prospectus), and pay an initial premium which varies by age, sex and risk class. (See "Premiums" below.) The initial premium must be paid prior to the policy's effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy's effective date. If the proposed insured dies before the policy's effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

   Generally, we will issue a policy covering an insured up to attained age 75 (on the policy's effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right not to accept an application for any lawful reason.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our administrative office for additional information that may be applicable to your state.

"Free Look" Right to Cancel the Policy

   During the "free look" period, you may cancel your policy and receive a refund of all premiums paid. The "free look" period expires the later of:

  (a) 20 days after you receive your policy; or

  (b) 45 days after you sign the application for the policy.

   Some states may require a longer period or a different refund amount. In order to cancel the policy, you must return it by mail or other delivery before the end of the "free look" period to our administrative office or to the agent who sold it to you.

Premiums

   The premium amounts sufficient to fund a policy depend on a number of factors, such as:

  (a) the age, sex and risk class of the proposed insured;

  (b) the face amount of the policy; and

  (c) any supplemental benefits under the policy.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days' advance written notice if we change this minimum.

   Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See "Tax Considerations.")

   Planned Premiums. When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. Paying the planned premiums might not be enough to keep the policy from lapsing. You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy's face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See "Changing the Face Amount.")

   Premiums to Prevent Termination. If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy's variable investment divisions is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

   If the death benefit guarantee is not in effect on a monthly anniversary and either

  (a) the net cash surrender value is less than the monthly deduction, or

  (b) the loan balance exceeds the cash surrender value,

the policy will terminate without value unless additional premiums are paid. (See "Monthly Deduction" and "Death Benefit Guarantee.")

   You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). The grace period will begin when the notice is sent, and your policy will remain in effect during the grace period. (See "Amount of Death Benefit Payable" and "Effect of Policy Loan.") The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment required will not exceed:

  (a) the amount by which the loan balance exceeds the cash surrender value;
      plus

  (b) any accrued and unpaid monthly deductions as of the date of the notice;
      plus

  (c) an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See "Other Policy Provisions" for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured's death and for any loan balance.

   Death Benefit Guarantee. During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to
(i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy's effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

   For death benefit option A, the death benefit guarantee period lasts five years or until the insured's attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured's attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

   Crediting Premiums to the Policy. Between the date your initial premium is received and the policy's effective date, we will credit interest on the initial premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy's effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy. Any additional premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

   Net Premium Allocations. When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Transfers

   At any time after the end of the "free look" period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

  (a) 25% of the prior policy anniversary's unloaned fixed account value; or

  (b) the amount of the prior policy year's transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

   Transfer requests may be made by satisfactory written or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Requesting Payments.") We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Dollar-Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy's maturity date. The minimum automatic transfer amount is $100. If the transfer is to be made to more than one variable investment division, a minimum of $25 must be transferred to each variable investment division selected. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Surrender of the Policy

   You may surrender your policy at any time for its net cash surrender value. (See "Requesting Payments.") The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See "Surrender Charge.") Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. Surrendering the policy may have tax consequences. (See "Tax Considerations.")

Partial Surrenders

   You may make partial surrenders under your policy at any time during the insured's life and before the policy has terminated. (See "Requesting Payments.") Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

   The partial surrender charge is:

  (a) the lesser of $25 or 2% of the partial surrender amount; plus

  (b) a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

   When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See "Effect of Partial Surrenders on the Death Benefit.") Partial surrenders may have tax consequences. (See "Tax Considerations.")

Loan Benefits

   You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See "Premiums to Prevent Termination.") Policy loans may have income tax consequences. (See "Tax Considerations.")

   When a loan is made, an amount equal to the requested loan and any loan interest is transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

   Interest. We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%. We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

   Loan Repayment. You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

   Effect of Policy Loan. A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

   Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

   Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

   Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the "Tax Considerations" section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Requesting Payments

   Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive at our administrative office all the documents required for such a payment. Other than the death benefit, which is determined as of the date of the insured's death, the amount of any payment will be determined as of the date our administrative office receives all required documents.

   Telephone requests may be allowed by us in certain circumstances.

   We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

  (a) the disposal or valuation of the Variable Account's assets is not reasonably practicable because

      (i) the New York Stock Exchange is closed for other than a regular holiday or weekend,

      (ii) trading is restricted by the SEC, or

      (iii) the SEC declares that an emergency exists; or

  (b) the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

   The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Policy Changes

   We may make changes in the policy at any time if we believe the changes are necessary:

  (a) to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

  (b) to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

  (c) to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid.

Reports to Owners

   At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Other Policy Provisions

   The policy contains provisions addressing the following matters:

   Dividends. The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

   Incontestability. After the policy has been in force during the insured's lifetime for a period of two years from the policy's effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

   Suicide Exclusion. The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy's effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

   Reinstatement. The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

  (a) submit an application for reinstatement;

  (b) provide evidence of insurability satisfactory to us;

  (c) pay or agree to reinstatement of any loan balance; and

  (d) pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.)

   Misstatement of Age or Sex. The death benefit will be adjusted if the insured's age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

   Paid-Up Insurance Option. If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under "Premiums to Prevent Termination." The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

   Entire Contract. The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Assignment and Change of Owner

   You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See "Tax Considerations" below.) You may change the policy owner by sending a written request to us while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See "Tax Considerations.") A change of policy owner does not change the beneficiary designation. (See "Beneficiary.") Any such assignment or change must be in a written form acceptable to us.

Supplemental Benefits

   Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time.

More details will be included in your policy if you choose any of these benefits. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available.

   Accelerated Death Benefit Rider. This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid.

   Accidental Death Benefit Rider. This benefit will be paid if the insured dies as a result of an accident before age 70.

   Children's Term Insurance Rider. This benefit allows you to add death benefit coverage for your children.

   Additional Insured Term Insurance Rider. This benefit allows you to provide for death benefits on up to five family members (spouse and/or children).

   Disability Waiver of Monthly Deduction Rider. The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy's effective date and prior to age 60. The waiver continues as long as total disability continues.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We deduct the charges described below from your policy. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations depicted in this prospectus. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

   Services and benefits we provide include:

  (a) the death benefits, cash and loan benefits provided by the policy;

  (b) funding choices, including net premium allocations, dollar-cost averaging programs;

  (c) administration of various elective options under the policy; and

  (d) the distribution of various reports to policy owners.

   Costs and expenses we incur include:

  (a) those associated with underwriting applications and changes in face amount and riders;

  (b) various overhead and other expenses associated with providing the services and benefits provided by the policy;

  (c) sales and marketing expenses;

  (d) Federal, state and local premium and other taxes and fees; and

  (e) other costs of doing business, such as complying with Federal and state regulatory requirements.

   Risks we assume include the risks that:

  (a) insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

  (b) the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

   We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and Federal income tax treatment of deferred acquisition costs.

Mortality and Expense Risk Charge

   We deduct a daily charge from assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

   We deduct a monthly deduction from your policy value on the policy's effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

  (a) the cost of insurance charge discussed below;

  (b) a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

  (c) the guaranteed death benefit charge ($0.01 per $1,000 of the policy's face amount) as long as the death benefit guarantee remains in effect; and

  (d) charges for any supplemental benefits added by riders to the policy. (See "Supplemental Benefits.")

Surrender Charge

   If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

   The surrender charge varies based on the insured's age on the policy's effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase).

   During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for selected ages of the insured:

  Insured's Age at Issue:     25       35       45       50       55       65       75
----------------------------------------------------------------------------------------
  Charge per $1,000         $6.00    $7.00    $8.75    $10.00   $11.50   $16.75   $26.00
  of Face Amount:

   For example, if a 50-year old purchases a policy insuring his or her own life with a $100,000 face amount and completely surrenders it within five years, the surrender charge would be $1,000 ($10.00 per $1,000 of face amount, applied to $100,000 of face amount). (See Appendix A for a complete list of applicable surrender charges.)

   Although the surrender charge (as a percentage of face amount) increases with the insured's issue age, the surrender charge as a percentage of premiums could actually decrease as the insured's issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured's policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

   A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See "Partial Surrenders.")

Other Charges

   For a description of the investment advisory fees and other expenses incurred by the Portfolios, see the "Summary" of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

Cost of Insurance

   The cost of insurance is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. The cost of insurance charge is equal to
(a) multiplied by the result of (b) minus (c) where:

  (a) is the cost of insurance rate divided by 1,000;

  (b) is the death benefit at the beginning of the policy month divided by 1.0032737; and

  (c) is the policy value at the beginning of the policy month.

   The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

   The cost of insurance rate is the rate applied to the insurance under the policy to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured's attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, based on our underwriting:

     .  Preferred;
     .  Standard Non-Tobacco;

     .  Standard Tobacco;
     .  Substandard Non-Tobacco; and
     .  Substandard Tobacco.

The original risk class applies to the policy's initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured's circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

   We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See "Hypothetical Illustrations" for examples showing the effects of the cost of insurance charge.)

Reduction in Charges for Certain Groups

   We may waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy; or

  (b) individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

Policy Values
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Policy Value

   The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy's effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

  (a) the performance of the variable investment divisions to which amounts have been allocated;

  (b) interest credited on amounts allocated to the fixed account and loan balance;

  (c) charges;

  (d) transfers;

  (e) partial surrenders; and

  (f) policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

   The cash surrender value is the policy value reduced by any surrender charge.

   The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

   The variable account value is the sum of the values of the variable investment divisions under the policy. On the policy's effective date, the value of each variable investment division is equal to:

  (a) the initial net premium allocated to that variable investment division;
      plus

  (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

  (c) the portion of the first month's monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

  (a) the value of the variable investment division on the preceding business day, multiplied by the appropriate net investment factor (described below) for the current business day; plus

  (b) the sum of all net premiums allocated to the variable investment division since the previous business day; plus

  (c) the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

  (d) the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

  (e) the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

  (f) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

  (g) the portion of the monthly deduction allocated to the variable investment division since the previous business day.

   Unit Values. When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division's unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

  (a) the allocated portion of the monthly deduction is taken from the variable investment division;

  (b) a policy loan is taken from the variable investment division;

  (c) an amount is transferred from the variable investment division; or

  (d) a partial surrender is taken from the variable investment division.

The number of the variable investment division's units may also decrease if the policy's face amount is decreased because a portion of the surrender charge might be deducted.

   A variable investment division's unit value is an index we use to measure investment performance. Each variable investment division's unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. Each variable investment division's unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division's net investment factor for the current business day.

   Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

    (2) the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the "ex-dividend" date occurs during the current business day; plus or minus

    (3) a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

  (b) is:

    (1) the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

    (2) the charge or credit for any taxes reserved for the last prior business day; and

    (c) is a deduction for the current mortality and expense risk charge.

Fixed Account Value

   On the policy's effective date, the fixed account value is equal to:

  (a) the initial net premium allocated to the fixed account; plus

  (b) any accrued interest from the date of receipt of the premium to the policy's effective date; minus

  (c) the portion of the first month's monthly deduction allocated to the fixed account.

   On any monthly anniversary thereafter, the fixed account value is equal to:

  (a) the fixed account value on the preceding monthly anniversary; plus

  (b) the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

  (c) the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

  (d) total interest credited to the fixed account since the previous monthly anniversary; plus

  (e) the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

  (f) the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

  (g) the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

  (h) the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits
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   If the insured dies while the policy is in force and prior to the policy's maturity date, we will pay the death benefit when we receive satisfactory proof at our administrative office of the insured's death. (See "Requesting Payments.") The death benefit will be paid to the beneficiary.

Amount of Death Benefit Payable

   The amount of death benefit payable is:

  (a) the amount of insurance determined under the death benefit option in effect on the date of the insured's death; plus

  (b) any supplemental benefits provided by riders; minus

  (c) any loan balance on that date; minus

  (d) any past due monthly deductions (if death occurred during a grace period).

   Under certain circumstances, the amount of the death benefit may be further adjusted. (See "Incontestability" and "Misstatement of Age or Sex.")

Death Benefit Options

   The amount of insurance depends on the death benefit option in effect on the date of death.

   Death Benefit Option A. The death benefit (amount of insurance) under option A is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option A, the death benefit ordinarily will not change.

   Death Benefit Option B. The death benefit under option B is the greater of:

  (1) the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

  (2) the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

   Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see the hypothetical illustrations.)

   Death Benefit Factors. The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured's attained age 40 and declines thereafter as the insured's age increases, as specified in the following table.

  Attained             Attained            Attained            Attained
    Age       Factor     Age      Factor     Age      Factor     Age      Factor
  --------    ------   --------   ------   --------   ------   --------   ------
     41        2.43       51       1.78       61       1.28       71       1.13
     42        2.36       52       1.71       62       1.26       72       1.11
     43        2.29       53       1.64       63       1.24       73       1.09
     44        2.22       54       1.57       64       1.22       74       1.07
     45        2.15       55       1.50       65       1.20     75-90      1.05
     46        2.09       56       1.46       66       1.19       91       1.04
     47        2.03       57       1.42       67       1.18       92       1.03
     48        1.97       58       1.38       68       1.17       93       1.02
     49        1.91       59       1.34       69       1.16       94       1.01
     50        1.85       60       1.30       70       1.15      95+       1.00

   The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

   You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

  (a) each change must be submitted by written request received by our administrative office;

  (b) once you change the death benefit option, you cannot change it again for one year;

  (c) if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy's face amount will be decreased by an amount equal to the policy value on the date of the change;

  (d) if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

   The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See "Tax Considerations.")

Changing the Face Amount

   You select the policy's face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See "Tax Considerations" below.)

   Increasing the Face Amount. To increase the policy's face amount, you must:

  (a) submit an application for the increase;

  (b) submit proof satisfactory to us that the insured is an insurable risk;
      and

  (c) pay any additional premium that is required.

   The face amount cannot be increased after the insured's attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

   The risk class that applies for any face amount increase may be different from the risk class that applies for the policy's initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed above under "Surrender Charge" will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

   Decreasing the Face Amount. You may decrease the policy's face amount by submitting a written request. The face amount may not be decreased below the policy's minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

  (a) the monthly anniversary on or following the day we receive the request;
      or

  (b) the monthly anniversary one year after the date of the last change in face amount.

   A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy's initial face amount.

   We will deduct a charge from the policy value each time the policy's face amount is decreased. The amount of this charge is the lesser of:

  (a) the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

  (b) the policy value when the decrease is made.

   The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

   After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

   A partial surrender will affect your policy's death benefit in the following respects:

  (a) If death benefit option A is in effect, the policy's face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy's initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy's initial face amount.

  (b) If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy's face amount is not affected.

Beneficiary

   You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured's death, we will pay the death benefit proceeds to you, if living, or to your estate.

Tax Considerations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

Introduction

   The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premium payments and policy values, have not been explicitly addressed in published rulings. While we believe that the policies do not give policy owners investment control over Variable Account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc. will satisfy these diversification requirements.

   The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

   In General. We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract."

   Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. Under our current procedures, the policy owner will be notified at the time a policy is issued whether, according to our calculations, the policy is or is not classified as a modified endowment contract based on the premium then received. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

   Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

  (1) First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the "investment in the policy" (described below) at such time.

  (2) Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

  (3) Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

      (a) is made on or after the policy owner reaches actual age 59 1/2,

      (b) is attributable to the policy owner's becoming disabled, or

      (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

   If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts. Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

   Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

   Policy Loan. Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

   If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

   Investment in the Policy. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

   Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

   Accelerated Death Benefit Rider. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the policy. (See "Accelerated Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

   Other Policy Owner Tax Matters. The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured's 100th year.

   Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

   The transfer of the policy or designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

   Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

   We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under "Charges and Deductions." At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

Employment-Related Benefit Plans

   On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Other Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

United Investors Life Insurance Company

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

   Published Ratings. We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Sale of the Policies

   Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the Policies. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

   SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the Policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the Policies.

   To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

  .  The surrender charge;

  .  the mortality and expense risk charge;

  .  the cost of insurance charge; and

  . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Changing the Variable Account

   We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

  (a) add investment divisions to, or remove investment divisions from, the Variable Account;

  (b) combine the Variable Account with other separate accounts;

  (c) replace the shares of a portfolio by substituting shares of a portfolio of another investment company

    (1) if shares of the portfolio are no longer available for investment, or

    (2) if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

  (d) end the registration of the Variable Account under the 1940 Act;

  (e) disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

  (f) operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

Voting of Portfolio Shares

   We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Addition, Deletion, or Substitution of Investments

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

  (a) laws or regulations are changed;

  (b) the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment, or;

  (c) in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

   We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

   In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

  (a) operated as a management company under the Investment Company Act of 1940;

  (b) deregistered under that Act in the event such registration is no longer required; or

  (c) combined with other United Investors separate accounts.

Other Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. That information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Litigation

   No legal or administrative proceeding is pending that would have a material effect upon the Variable Account.

Legal Matters

   Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the policy described in this prospectus has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Experts

   The balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999 and the related statements of operations, comprehensive income, shareholders' equity and cash flow for the years then ended and the balance sheets of United Investors Universal Life Variable Account as of December 31, 2000 and the related statements of operations and changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   The statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998, and the statement of operations and changes in net assets of United Investors Universal Life Variable Account for the year ended
December 31, 1998, have been included herein in reliance upon the report of KPMG LLP (formerly KPMG Peat Marwick LLP), independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Financial Statements

   Our financial statements which are included in Appendix E to this prospectus should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix A:
Surrender Charges Per $1,000 of Face Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  Issue   Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year  Year
   Age     1-6    7     8     9    10    11    12    13    14    15    16    17+
---------------------------------------------------------------------------------
   0-
   25     $6.00 $5.45 $4.91 $4.35 $3.82 $3.27 $2.73 $2.18 $1.64 $1.09 $0.55 $0.00
---------------------------------------------------------------------------------
  26-
   30      6.50  5.91  5.32  4.73  4.14  3.55  2.95  2.38  1.77  1.18  0.59  0.00
---------------------------------------------------------------------------------
  31-
   35      7.00  6.36  5.73  5.09  4.45  3.82  3.18  2.55  1.91  1.27  0.64  0.00
---------------------------------------------------------------------------------
  36-
   40      7.75  7.05  6.34  5.84  4.93  4.23  3.52  2.82  2.11  1.41  0.70  0.00
---------------------------------------------------------------------------------
  41-
   45      8.75  7.95  7.16  6.36  5.57  4.77  3.98  3.18  2.39  1.59  0.80  0.00
---------------------------------------------------------------------------------
  46-
   50     10.00  9.09  8.18  7.27  6.36  5.45  4.55  3.64  2.73  1.82  0.91  0.00
---------------------------------------------------------------------------------
  51-
   55     11.50 10.45  9.41  8.36  7.32  6.27  5.23  4.18  3.14  2.09  1.05  0.00
---------------------------------------------------------------------------------
  56-
   60     13.75 12.50 11.25 10.00  8.75  7.50  6.25  5.00  3.75  2.50  1.25  0.00
---------------------------------------------------------------------------------
  61-
   65     16.75 15.23 13.70 12.18 10.66  9.14  7.61  6.09  4.57  3.05  1.52  0.00
---------------------------------------------------------------------------------
  66-
   70     20.75 18.86 16.98 15.09 13.20 11.32  9.43  7.55  5.66  3.77  1.89  0.00
---------------------------------------------------------------------------------
  71-
   75     26.00 23.64 21.27 18.91 16.55 14.18 11.62  9.45  7.09  4.73  2.36  0.00

Note: These rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of Face Amount at the beginning of the year to $6.36 per $1,000 of Face Amount at the end of the year.

Appendix B:
Hypothetical Illustrations and Performance Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy's effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including portfolio expenses. The tables also show planned premiums accumulated at 5% interest. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

   The illustrations assume an average annual expense ratio of 0.75% of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee ("12b-1 fee"), at an average annual rate of 0.25%, under the service plan beginning August 21, 1998. For information on portfolio expenses, see the W&R Target Funds, Inc. prospectus accompanying this prospectus.

   The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the variable investment divisions of -1.90%, 4.10% and 10.10%, respectively, in policy years 1 through 10 and -1.70%, 4.30% and 10.30%, respectively, thereafter.

   The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

   Upon request, we will furnish a comparable illustration based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $150,000 FACE AMOUNT, OPTION A
                                CURRENT CHARGES

                            DEATH BENEFITS             POLICY VALUES         CASH SURRENDER VALUES
                      -------------------------- ------------------------- -------------------------
                                  Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%       6%      12%      0%       6%      12%
------  ------------- -------- -------- -------- ------- -------- -------- ------- -------- --------
  1       $  2,625    $150,000 $150,000 $150,000 $ 1,953 $  2,084 $  2,216 $   640 $    772 $    903
  2          5,381     150,000  150,000  150,000   3,790    4,173    4,573   2,477    2,860    3,260
  3          8,275     150,000  150,000  150,000   5,545    6,300    7,120   4,232    4,988    5,807
  4         11,314     150,000  150,000  150,000   7,250    8,499    9,910   5,937    7,186    8,598
  5         14,505     150,000  150,000  150,000   8,912   10,779   12,976   7,599    9,466   11,664
  6         17,855     150,000  150,000  150,000  10,539   13,151   16,353   9,346   11,958   15,161
  7         21,373     150,000  150,000  150,000  12,115   15,604   20,060  11,041   14,530   18,986
  8         25,066     150,000  150,000  150,000  13,642   18,141   24,131  12,688   17,187   23,177
  9         28,945     150,000  150,000  150,000  15,136   20,784   28,622  14,301   19,949   27,787
  10        33,017     150,000  150,000  150,000  16,592   23,531   33,572  15,877   22,816   32,856

  15        56,644     150,000  150,000  150,000  23,337   39,170   67,547  23,217   39,050   67,427

  20        86,798     150,000  150,000  150,289  27,623   57,033  123,188  27,623   57,033  123,188

  25       125,284     150,000  150,000  248,844  28,525   77,557  214,520  28,525   77,557  214,520

  30       174,402     150,000  150,000  387,287  23,858  101,622  361,950  23,858  101,622  361,950

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                    MALE ISSUE AGE 45, PREFERRED NON-TOBACCO
                             $2,500 ANNUAL PREMIUM
                         $150,000 FACE AMOUNT, OPTION A
                               GUARANTEED CHARGES

                            DEATH BENEFITS            POLICY VALUES        CASH SURRENDER VALUES
                      -------------------------- ------------------------ ------------------------
                                 Assuming Hypothetical Gross Annual Rate of Return of:
End of    PREMIUMS
Policy  + Interest at
 Year    5% Per Year     0%       6%      12%      0%      6%      12%      0%      6%      12%
------  ------------- -------- -------- -------- ------- ------- -------- ------- ------- --------
  1       $  2,625    $150,000 $150,000 $150,000 $ 1,756 $ 1,881 $  2,006 $   443 $   568 $    693
  2          5,381     150,000  150,000  150,000   3,443   3,803    4,179   2,131   2,491    2,867
  3          8,275     150,000  150,000  150,000   5,062   5,768    6,535   3,750   4,456    5,223
  4         11,314     150,000  150,000  150,000   6,610   7,774    9,091   5,297   6,461    7,778
  5         14,505     150,000  150,000  150,000   8,084   9,819   11,864   6,772   8,506   10,551
  6         17,855     150,000  150,000  150,000   9,481  11,900   14,873   8,288  10,708   13,681
  7         21,373     150,000  150,000  150,000  10,793  14,013   18,137   9,719  12,939   17,063
  8         25,066     150,000  150,000  150,000  12,013  16,150   21,678  11,059  15,196   20,724
  9         28,945     150,000  150,000  150,000  13,134  18,304   25,518  12,299  17,469   24,682
  10        33,017     150,000  150,000  150,000  14,149  20,471   29,686  13,433  19,756   28,970

  15        56,644     150,000  150,000  150,000  17,360  31,271   56,796  17,240  31,151   56,676

  20        86,798     150,000  150,000  150,000  16,251  41,061   99,899  16,251  41,061   99,899

  25       125,284     150,000  150,000  199,656   7,712  47,539  172,117   7,712  47,539  172,117

  30       174,402           *  150,000  307,482       *  45,503  287,367       *  45,503  287,367

   The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

* In this situation, the policy would lapse without value.

                            Performance Information

   The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment division could have affected the cash surrender value, policy value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

   The illustrations are based on the payment of a $2,500 annual premium, paid at the beginning of each year, for a hypothetical policy with a $150,000 face amount, death benefit option A; issued to a preferred, non-tobacco male, age
45. In each case, it is assumed that all premiums are allocated to the variable investment division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

   The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the variable account for mortality and expense risks, and each portfolio's charges and expenses. (See "Charges and Deductions".) The amounts shown assume there are no partial surrenders, no policy loans, and no riders.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $150,000                              Annual Premium $2,500

                               Asset Strategy Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/96        6.05%      $150,000  $150,000  $ 2,107  $ 1,903   $      795  $      590
12/31/97       14.01%       150,000   150,000    4,581    4,185        3,268       2,872
12/31/98        9.95%       150,000   150,000    7,059    6,476        5,746       5,163
12/31/99       22.96%       150,000   150,000   10,943   10,045        9,630       8,733
12/31/00       22.53%       150,000   150,000   15,626   14,314       14,313      13,002

                                  Balanced Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/95       24.19%      $150,000  $150,000  $ 2,506  $ 2,283   $    1,193  $      970
12/31/96       11.19%       150,000   150,000    4,902    4,493        3,589       3,181
12/31/97       18.49%       150,000   150,000    8,011    7,374        6,699       6,061
12/31/98        8.67%       150,000   150,000   10,658    9,798        9,346       8,486
12/31/99       10.14%       150,000   150,000   13,692   12,545       12,380      11,232
12/31/00        7.14%       150,000   150,000   16,534   15,064       15,341      13,872

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $150,000                              Annual Premium $2,500

                                    Bond Portfolio
                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/91       16.19%      $150,000  $150,000  $ 2,330  $ 2,115   $    1,017  $      802
12/31/92        7.67%       150,000   150,000    4,549    4,160        3,237       2,847
12/31/93       12.37%       150,000   150,000    7,186    6,599        5,873       5,287
12/31/94       -5.90%       150,000   150,000    8,409    7,701        7,097       6,389
12/31/95       20.56%       150,000   150,000   12,325   11,258       11,013       9,945
12/31/96        3.43%       150,000   150,000   14,540   13,197       13,347      12,005
12/31/97        9.77%       150,000   150,000   17,850   16,095       16,776      15,021
12/31/98        7.35%       150,000   150,000   20,959   18,756       20,005      17,802
12/31/99       -1.44%       150,000   150,000   22,242   19,703       21,406      18,867
12/31/00        9.83%       150,000   150,000   26,232   22,982       25,517      22,266

                                 Core Equity Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/92       13.78%      $150,000  $150,000  $ 2,277  $ 2,064   $      964  $      752
12/31/93       17.30%       150,000   150,000    4,919    4,505        3,607       3,192
12/31/94       -1.14%       150,000   150,000    6,647    6,098        5,334       4,786
12/31/95       31.56%       150,000   150,000   11,195   10,284        9,882       8,972
12/31/96       19.75%       150,000   150,000   15,562   14,264       14,250      12,951
12/31/97       26.16%       150,000   150,000   21,898   20,001       20,705      18,808
12/31/98       21.14%       150,000   150,000   28,628   26,050       27,554      24,976
12/31/99       12.52%       150,000   150,000   34,070   30,871       33,116      29,917
12/31/00        9.28%       150,000   150,000   38,985   35,142       38,150      34,307

                                   Growth Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/91       36.10%      $150,000  $150,000  $ 2,769  $ 2,533   $    1,456  $    1,221
12/31/92       20.84%       150,000   150,000    5,668    5,216        4,355       3,904
12/31/93       14.02%       150,000   150,000    8,566    7,902        7,253       6,589
12/31/94        2.39%       150,000   150,000   10,586    9,745        9,274       8,433
12/31/95       38.57%       150,000   150,000   17,234   15,841       15,922      14,528
12/31/96       12.40%       150,000   150,000   21,330   19,525       20,137      18,332
12/31/97       21.45%       150,000   150,000   28,016   25,541       26,942      24,467
12/31/98       27.31%       150,000   150,000   37,851   34,381       36,897      33,427
12/31/99       34.35%       150,000   150,000   53,147   48,114       52,311      47,279
12/31/00        1.41%       150,000   150,000   55,372   49,932       54,656      49,216

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $150,000                              Annual Premium $2,500

                                 High Income Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/91        34.19%     $150,000  $150,000  $ 2,726  $ 2,493   $    1,414  $    1,181
12/31/92        15.70%      150,000   150,000    5,366    4,932        4,053       3,620
12/31/93        17.90%      150,000   150,000    8,514    7,851        7,202       6,539
12/31/94        -2.55%      150,000   150,000   10,008    9,205        8,696       7,892
12/31/95        18.19%      150,000   150,000   13,957   12,799       12,645      11,486
12/31/96        12.46%      150,000   150,000   17,673   16,124       16,481      14,931
12/31/97        14.04%      150,000   150,000   22,121   20,074       21,047      19,000
12/31/98         1.95%      150,000   150,000   24,213   21,825       23,259      20,871
12/31/99         4.22%      150,000   150,000   26,925   24,067       26,089      23,232
12/31/00        -9.73%      150,000   150,000   25,667   22,685       24,951      21,969

                                International Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/95         7.28%     $150,000  $150,000  $ 2,134  $ 1,928   $      822  $      616
12/31/96        15.11%      150,000   150,000    4,659    4,258        3,346       2,945
12/31/97        16.70%      150,000   150,000    7,603    6,983        6,290       5,670
12/31/98        33.89%      150,000   150,000   12,675   11,656       11,363      10,344
12/31/99        65.58%      150,000   150,000   24,131   22,197       22,819      20,884
12/31/00       -23.66%      150,000   150,000   19,565   17,904       18,373      16,712
                              Limited-Term Bond Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
 -----    ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/95        14.29%     $150,000  $150,000  $ 2,288  $ 2,075   $      976  $      762
12/31/96         3.79%      150,000   150,000    4,332    3,956        3,019       2,644
12/31/97         6.85%      150,000   150,000    6,586    6,039        5,273       4,726
12/31/98         6.66%      150,000   150,000    8,942    8,191        7,630       6,879
12/31/99         1.74%      150,000   150,000   10,881    9,923        9,568       8,610
12/31/00         8.73%      150,000   150,000   13,743   12,454       12,550      11,261
                                Money Market Portfolio

                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
 Ended     Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
 ------   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/91         5.49%      150,000   150,000  $ 2,095  $ 1,891   $      782  $      578
12/31/92         3.29%      150,000   150,000    4,111    3,746        2,799       2,434
12/31/93         2.63%      150,000   150,000    6,088    5,571        4,775       4,258
12/31/94         3.72%      150,000   150,000    8,172    7,470        6,860       6,158
12/31/95         5.56%      150,000   150,000   10,495    9,555        9,183       8,242
12/31/96         5.01%      150,000   150,000   12,856   11,625       11,663      10,432
12/31/97         5.13%      150,000   150,000   15,315   13,742       14,241      12,668
12/31/98         5.04%      150,000   150,000   17,846   15,873       16,892      14,919
12/31/99         4.62%      150,000   150,000   20,400   17,946       19,565      17,111
12/31/00         5.87%      150,000   150,000   23,326   20,268       22,610      19,553

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

                           HYPOTHETICAL ILLUSTRATIONS

Preferred Non-Tobacco Male, Age 45                        Death Benefit Option A
Stated Death Benefit $150,000                              Annual Premium $2,500

                           Science and Technology Portfolio
                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/98        46.05%     $150,000  $150,000  $ 2,988  $ 2,744   $    1,676  $    1,431
12/31/99       174.66%      150,000   150,000   13,910   12,967       12,597      11,655
12/31/00       -21.15%      150,000   150,000   12,270   11,412       10,957      10,100
                                  Small Cap Portfolio
                              Death Benefit       Policy Value     Cash Surrender Value
  Year    Annual Portfolio ------------------- ------------------ -----------------------
  Ended    Total Return*   Current  Guaranteed Current Guaranteed  Current    Guaranteed
  -----   ---------------- -------- ---------- ------- ---------- ---------- ------------
12/31/95        32.32%     $150,000  $150,000  $ 2,685  $ 2,454   $    1,373  $    1,141
12/31/96         8.50%      150,000   150,000    4,970    4,561        3,657       3,248
12/31/97        31.53%      150,000   150,000    9,020    8,319        7,707       7,007
12/31/98        10.87%      150,000   150,000   11,995   11,050       10,682       9,738
12/31/99        52.23%      150,000   150,000   21,114   19,439       19,802      18,127
12/31/00       -12.35%      150,000   150,000   19,911   18,240       18,719      17,047

* These annual portfolio total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Appendix C:
Directors and Officers of United Investors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We are managed by a board of directors. The following table sets forth the name and principal occupations during the past five years of each of our directors and senior officers. Unless otherwise noted, the address for each person is United Investors Life Insurance Company, 2001 Third Avenue South, Birmingham, Alabama 35233.


  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  Ann Allen**               Vice President-Claims Administration of Liberty National Life
  Vice President-Claims     Insurance Company since August 1999, United American Insurance
  Administration            Company since May 2000, and United Investors since January 2000.
                            Vice President-Life and Health Benefits of Globe Life And Accident
                            Insurance Company since January 1990.
-----------------------------------------------------------------------------------------------
  W. Thomas Aycock          Vice President and Chief Actuary of United Investors since November
  Director, Vice President  1992.
  and Chief Actuary
-----------------------------------------------------------------------------------------------
  Tony G. Brill*            Executive Vice President and Chief Administrative Officer of
  Director and Executive    Torchmark Corporation since September 1999. Executive Vice
  Vice President--          President--Administration of United Investors since September 1998.
  Administration            Senior Vice President of United Investors, March 1998-September
                            1998. Senior Vice President of Torchmark Corporation, January 1997-
                            September 1999. Managing Partner of KPMG LLP, Birmingham, Alabama
                            Office, 1984-December 1996.
-----------------------------------------------------------------------------------------------
  Terry W. Davis            Vice President--Administration of United Investors since January
  Director and              1999 and Liberty National Life Insurance Company since December
  Vice President--          1996. Second Vice President--Administration of Liberty National
  Administration            Life Insurance Company since March 1988.
-----------------------------------------------------------------------------------------------
  C.B. Hudson*              Chairman of the Board of Directors and Chief Executive Officer of
  Director                  Torchmark Corporation since March 1998 and United Investors, March
                            1998-September 1999. Director of Liberty National Life Insurance
                            Company, United American Insurance Company, and Globe Life And
                            Accident Insurance Company since September 1999. Chairman of
                            Insurance Operations of Torchmark Corporation, January 1993-March
                            1998. Chairman of Liberty National Life Insurance Company, United
                            American Insurance Company, and Globe Life And Accident Insurance
                            Company, 1991-September 1999.
-----------------------------------------------------------------------------------------------
  Donna Hudson**            Vice President-Premium Accounting & Policy Service of United
  Vice President-Premium    Investors since January 2000. Vice President of Globe Life And
  Accounting & Policy       Accident Insurance Company since January 2000. Assistant Vice
  Service                   President, Premium Accounting of Globe Life And Accident Insurance
                            Company, January 1998-January 2000. Manager, Premium Accounting of
                            Globe Life And Accident Insurance Company, August 1997-January
                            1998. Operations Manager, Print Production of Globe Marketing
                            Services, Inc., January 1996-January 1998.
-----------------------------------------------------------------------------------------------
  Larry M. Hutchison*       Executive Vice President and General Counsel of Torchmark
  Director                  Corporation since September 1999. Vice President and General
                            Counsel of Torchmark, February 1997-September 1999. Vice President,
                            Secretary and General Counsel of United American Insurance Company
                            since 1992.
-----------------------------------------------------------------------------------------------
  Michael J. Klyce          Vice President of Torchmark Corporation since January 1984.
  Vice President and
  Treasurer

*Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.
**Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

  Name and Position with    Principal Occupation
  United Investors          During the Past Five Years
-----------------------------------------------------------------------------------------------
  John H. Livingston        Secretary and Counsel of United Investors since May 1995. Secretary
  Director, Secretary       and Associate Counsel of United Investors, December 1994-May 1995.
  and Counsel               Associate Counsel of United Investors, July 1990-December 1994.
                            Associate Counsel of Liberty National Life Insurance Company since
                            October, 1986.
-----------------------------------------------------------------------------------------------
  James L. Mayton, Jr.      Vice President & Controller of Liberty National Life Insurance
  Vice President and        Company since January 1985.
  Controller
-----------------------------------------------------------------------------------------------
  Mark S. McAndrew*         Executive Vice President of Torchmark Corporation and Chairman of
  Senior Vice President--   the Board and Chief Executive Officer of United American Insurance
  Marketing                 Company and Globe Life And Accident Insurance Company since
                            September 1999. Senior Vice President--Marketing of United
                            Investors since March 1998. Director of Torchmark Corporation since
                            April 1998. President of United American Insurance Company and
                            Globe Life And Accident Insurance Company since 1991.
-----------------------------------------------------------------------------------------------
  Carol A. McCoy            Secretary of Torchmark Corporation since February 1994. Associate
  Director and              Counsel of Torchmark Corporation since January 1985.
  Assistant Secretary
-----------------------------------------------------------------------------------------------
  Anthony L. McWhorter      Chairman of the Board of Directors and Chief Executive Officer of
  Chairman of the Board of  United Investors and Liberty National Life Insurance Company, and
  Directors, President and  Executive Vice President of Torchmark Corporation since September
  Chief Executive Officer   1999. President of United Investors since September 1998. President of Liberty National Life Insurance Company since December 1994.
                            Executive Vice President and Chief Actuary of Liberty National,
                            November 1993-December 1994. Senior Vice President and Chief
                            Actuary of Liberty National, September 1991-November 1993.
-----------------------------------------------------------------------------------------------
  Carr W. Patterson         Vice President of United Investors since February 2001. Second Vice
  Vice President            President/Associate Controller of United Investors, October 1991-
                            February 2001. Second Vice President/Associate Controller of
                            Liberty National Life Insurance Company since October 1986.
-----------------------------------------------------------------------------------------------
  Ross W. Stagner           Vice President of United Investors since January 1992.
  Director and
  Vice President

*Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Appendix D:
Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  Attained Age              The age of the insured on his or her last birthday at the beginning of each policy year.
-----------------------------------------------------------------------------------------------
  Business Day              Each day that the New York Stock Exchange and our administrative office are open. Currently, the Friday after Thanksgiving and in most years, December 24 (Christmas Eve day) and December 31 (New
                            Year's Eve day) are not Business Days.
-----------------------------------------------------------------------------------------------
  Cash Surrender Value      Policy value less any applicable surrender charges.
-----------------------------------------------------------------------------------------------
  Death Benefit             The amount of insurance payable to the beneficiary on the death of the insured.
-----------------------------------------------------------------------------------------------
  Death Benefit Option      One of two options under the policy that is used to determine the amount of the death benefit.
-----------------------------------------------------------------------------------------------
  Fixed Account             A part of our general account. The general account consists of all of our assets other than those in any separate account.
-----------------------------------------------------------------------------------------------
  Fixed Account Value       The policy value in the fixed account.
-----------------------------------------------------------------------------------------------
  Loan Balance              The sum of all outstanding loans including principal and interest.
-----------------------------------------------------------------------------------------------
  Maturity Date             Policy anniversary on or next following the insured's 100th birthday.
-----------------------------------------------------------------------------------------------
  Minimum Monthly Premium   For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.
-----------------------------------------------------------------------------------------------
  Monthly Anniversary       The same day each month as the policy's effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.
-----------------------------------------------------------------------------------------------
  Net Cash Surrender Value  Cash surrender value less any loan balance.
-----------------------------------------------------------------------------------------------
  Net Premium               The premium received less the premium expense charge.
-----------------------------------------------------------------------------------------------
  Partial Surrender         A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.
-----------------------------------------------------------------------------------------------
  Policy Anniversary        The same day and month as the policy's effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.
-----------------------------------------------------------------------------------------------
  Policy's Effective Date   The date from which policy anniversaries and policy years are determined. Your policy's effective date is shown in your policy.
-----------------------------------------------------------------------------------------------
  Policy Loan               A request to borrow a portion of the net cash surrender value.
-----------------------------------------------------------------------------------------------
  Policy Month              The first policy month starts on the policy's effective date.
                            Subsequent policy months start on each monthly anniversary.
-----------------------------------------------------------------------------------------------
  Policy Value              The sum of the variable account value and the fixed account value.
-----------------------------------------------------------------------------------------------
  Variable Account Value    The sum of the values of the variable investment divisions under your policy.
-----------------------------------------------------------------------------------------------
  We, Us, or United         United Investors Life Insurance Company.
  Investors
-----------------------------------------------------------------------------------------------
  You and Your              The policy owner.

Appendix E:
Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the related statements of operations, comprehensive income, shareholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors Life Insurance Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Dallas, Texas
January 30, 2001

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the statements of operations, comprehensive income, shareholders' equity, and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations, comprehensive income, shareholders' equity and cash flows of United Investors Life Insurance Company for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                          KPMG LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
              (Dollar amounts in thousands, except per share data)

                                                            At December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                        ASSETS

Investments:
 Fixed maturities-available for sale, at fair value
  (amortized cost: 2000--$583,473; 1999--$613,003).....  $  561,918  $  587,346
 Preferred stock of affiliate (cost: 2000--$240,412;
  1999--$188,212)......................................     240,412     188,212
 Equity securities (cost: 2000--$0; 1999--$3,400)......           0       2,635
 Policy Loans..........................................      21,268      19,665
 Short term investments................................      24,363      11,796
                                                         ----------  ----------
   Total investments...................................     847,961     809,654
Cash...................................................      21,639       5,842
Accrued investment income (includes amounts from
 affiliates:
 2000--$477; 1999--$675)...............................      11,495      11,550
Receivables............................................       2,010       3,033
Due from affiliate (includes funds withheld on
 reinsurance:
 2000--$284,759; 1999--$275,374).......................     290,124     329,365
Deferred acquisition costs.............................     285,130     227,170
Value of business purchased............................      21,346      26,101
Goodwill...............................................      27,573      28,519
Property and equipment.................................         391         221
Other assets...........................................       3,780       3,076
Separate account assets................................   3,741,415   3,413,675
                                                         ----------  ----------
   Total assets........................................  $5,252,864  $4,858,206
                                                         ==========  ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates:
  2000--$300,698; 1999--$287,376)......................  $  835,174  $  824,785
 Unearned and advance premiums.........................       2,688       2,804
 Other policy benefits.................................       7,078       6,790
                                                         ----------  ----------
   Total policy liabilities............................     844,940     834,379
 Accrued income taxes..................................      65,007      50,112
 Other liabilities.....................................      23,891      10,247
 Due to affiliates.....................................      11,438         602
 Separate account liabilities..........................   3,741,415   3,413,675
                                                         ----------  ----------
   Total liabilities...................................   4,686,691   4,309,015
Shareholders' equity:
 Common stock, par value $6 per share authorized,
  500,000 shares issued and outstanding ...............       3,000       3,000
 Additional paid in capital............................     350,762     350,714
 Unrealized investment losses, net of applicable
  taxes................................................     (10,296)    (12,258)
 Retained earnings.....................................     222,707     207,735
                                                         ----------  ----------
   Total shareholders' equity..........................     566,173     549,191
                                                         ----------  ----------
   Total liabilities and shareholders' equity..........  $5,252,864  $4,858,206
                                                         ==========  ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                     --------------------------
                                                      2000     1999      1998
                                                     -------  -------  --------
Revenue:
 Premium income..................................... $79,805  $73,718  $ 69,987
 Policy charges and fees............................  71,368   56,652    45,113
 Net investment income (includes amounts from
  affiliates 2000--$16,622; 1999--$16,532; 1998--
  $13,082)..........................................  63,472   63,388    61,373
 Realized investment gains (losses).................  (5,484)  (5,023)    9,401
 Other income (includes amounts from affiliates:
  2000--$19,619; 1999--$17,058; 1998--$13,665)......  19,619   17,058    13,665
                                                     -------  -------  --------
   Total revenue.................................... 228,780  205,793   199,539
Benefits and expenses:
 Policy benefits:
  Individual life...................................  59,131   51,595    63,689
  Annuity...........................................  28,706   26,686    13,633
                                                     -------  -------  --------
   Total policy benefits............................  87,837   78,281    77,322
 Amortization of deferred acquisition costs.........  40,089   33,284    27,874
 Commissions and premium taxes (includes amounts to
  affiliates: 2000--$4,852; 1999--$3,679; 1998--
  $1,013)...........................................   7,407    5,897     5,580
 Other operating expenses (includes amounts to
  affiliates: 2000--$3,005; 1999--$3,176; 1998--
  $3,252)...........................................   7,647    7,022     6,579
                                                     -------  -------  --------
   Total benefits and expenses...................... 142,980  124,484   117,355
Income before income taxes..........................  85,800   81,309    82,184
Income taxes........................................  21,828   23,112    25,567
                                                     -------  -------  --------
   Net income....................................... $63,972  $58,197  $ 56,617
                                                     =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------


Net income......................................... $63,972  $ 58,197  $56,617
Other comprehensive income:
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
   securities:
   Unrealized holding gains arising during period..  (1,766)  (61,690)   7,021
   Reclassification adjustment for losses (gains)
    on securities included in net income...........   5,484     5,023       (1)
   Reclassification adjustment for amortization of
    premium (discount) ............................     382       446      502
                                                    -------  --------  -------


                                                      4,100   (56,221)   7,522
   Unrealized gains (losses) on other investments..     774      (763)  (6,330)


   Unrealized gains (losses) allocated to deferred
    acquisition costs..............................  (1,855)   14,042      276
                                                    -------  --------  -------
   Total unrealized gains (losses) ................   3,019   (42,942)   1,468


   Applicable tax..................................  (1,057)   15,030     (514)
                                                    -------  --------  -------

Other comprehensive income.........................   1,962   (27,912)     954
                                                    -------  --------  -------


   Comprehensive income............................ $65,934  $ 30,285  $57,571
                                                    =======  ========  =======


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                            Unrealized
                                 Additional Investment               Total
                          Common  Paid-In     Gains    Retained  Shareholders'
                          Stock   Capital    (Losses)  Earnings     Equity
                          ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1998
----------------------
Balance at January 1,
 1998.................... $3,000  $138,469   $ 14,700  $175,401    $331,570
Comprehensive Income.....                         954    56,617     (57,571)
Dividends................                               (33,500)    (33,500)
Impact from
 reorganization of
 Waddell & Reed..........          211,851               (7,980)    203,871
Exercise of stock
 options.................               68                               68
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1998...................  3,000   350,388     15,654   190,538     559,580


Year Ended at December
 31, 1999
----------------------
Comprehensive Income.....                     (27,912)   58,197      30,285
Dividends................                               (41,000)    (41,000)
Exercise of stock
 options.................              326                              326
                          ------  --------   --------  --------    --------
 Balance at December 31,
  1999...................  3,000   350,714    (12,258)  207,735     549,191

Year Ended at December
 31, 2000
----------------------
Comprehensive Income.....                       1,962    63,972      65,934
Dividends................                               (49,000)    (49,000)
Exercise of stock
 options.................               48                               48
                          ------  --------   --------  --------    --------
 Balance at December 31,
  2000................... $3,000  $350,762   $(10,296) $222,707    $566,173
                          ======  ========   ========  ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                 Year Ended December 31,
                                              -------------------------------
                                                2000       1999       1998
                                              ---------  ---------  ---------
Net income................................... $  63,972  $  58,197  $  56,617
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits.........    17,084     14,953     13,871
  Increase (decrease) in other policy
   liabilities...............................       172       (202)    (1,892)
  Deferral of policy acquisition costs.......   (95,149)   (58,880)   (42,857)
  Amortization of deferred acquisition
   costs.....................................    41,944     33,284     27,874
  Change in accrued income taxes.............    13,886      9,644      1,079
  Depreciation...............................        72         41         39
  Realized (gains) losses on sale of
   investments and properties................     4,848      5,023     (9,401)
  Other accruals and adjustments.............    16,213      4,553     (3,240)
                                              ---------  ---------  ---------
Cash provided from operations................    63,042     66,613     42,090
                                              ---------  ---------  ---------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold....    78,483    152,270     46,039
 Fixed maturities available for sale-matured,
  called and repaid..........................    37,953     50,760     76,583
 Equity securities...........................     4,284          0          0
 Other long-term investments.................         0          0     25,596
                                              ---------  ---------  ---------
   Total investments sold or matured.........   120,720    203,030    148,218
Acquisition of investments:..................
 Fixed maturities-available for sale.........   (91,924)  (208,912)  (123,111)
 Equity securities...........................         0     (3,400)         0
 Net increase in policy loans................    (1,604)    (1,656)    (2,192)
 Other long-term investments.................         0     (3,400)         0
                                              ---------  ---------  ---------
   Total acquisition of investments..........   (93,528)  (213,968)  (125,339)
Net (increase) decrease in short-term
 investments.................................   (12,544)       876        747
Funds loaned to affiliates...................  (147,950)  (126,120)   (13,026)
Funds repaid to affiliates...................   147,950    117,800      2,400
Funds borrowed from affiliates...............   101,000     81,400      4,800
Funds repaid to affiliates...................  (101,000)   (81,400)   (14,800)
Disposition of property and equipment........         6          0          5
Additions of property and equipment..........      (250)      (166)       (37)
                                              ---------  ---------  ---------
Cash provided from (used for) investment
 activities..................................    14,404    (18,548)    12,968
                                              ---------  ---------  ---------
Cash used for financing activities:
  Cash dividends paid to shareholders........   (49,000)   (41,000)   (33,500)
  Net receipts from deposit product
   operations................................   (12,649)   (12,649)    15,420)
                                              ---------  ---------  ---------
Cash used for financing activities...........   (61,649)   (53,649)   (48,920)
                                              ---------  ---------  ---------
Increase (decrease) in cash..................    15,797     (5,584)     6,138
Cash at beginning of year....................     5,842     11,426      5,205
                                              ---------  ---------  ---------
Cash at end of year.......................... $  21,639  $   5,842  $  11,426
                                              =========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC" or "United Investors") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining deferred acquisition costs, the liabilities for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors, an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected as a component of accumulated other comprehensive income (loss) in shareholders' equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors' net income. Investment income attributable to policyholders is included in United Investors' net investment income. Net investment income for the years ended December 31, 2000, 1999 and 1998 included approximately $35,600, $35,900, and $37,000, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities approximate carrying value and are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investors' experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred Acquisition Costs and Value of Insurance Purchased: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs and the value of insurance purchased, for policies other than universal life-type policies, according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by TMK in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded additional goodwill of $23,639 upon the reorganization of UILIC as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires UILIC to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, Statements of Comprehensive Income are included as an integral part of the financial statements.

   Derivatives: Accounting for Derivative Instruments and Hedging Activities (FASB Statement No. 133), as amended by FASB Statement No. 137, is effective for all fiscal quarters of all fiscal years beginning after June 15, 2000, with earlier application of all of the provisions of this statement encouraged. Early adoption of selective provisions is prohibited. Prior periods may not be restated for comparability. This statement establishes standards for the accounting and reporting of derivative instruments. It requires that all derivatives be recognized as assets or liabilities on the balance sheet and be measured at fair value. Adoption of FASB Statement No. 133 will not have a material impact on UILIC's financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           2000          1999             1998              2000               1999
         --------      --------         --------         ----------         ----------
          $30,985       $49,235          $47,294           $150,228           $171,458

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis may not be available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     2000      1999      1998
                                                   --------  --------  --------
   Statutory net income........................... $ 30,985  $ 49,235  $ 47,294
   Deferral of acquisition costs..................   95,149    58,880    42,857
   Amortization of acquisition costs..............  (41,944)  (33,284)  (27,874)
   Differences in policy liabilities..............   (3,572)   (3,887)    1,417
   Deferred income taxes..........................  (17,500)   (6,996)   (6,422)
   Other..........................................      854    (5,751)     (655)
                                                   --------  --------  --------
   GAAP net income................................ $ 63,972  $ 58,197  $ 56,617
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                               Year Ended
                                                              December 31,
                                                            ------------------
                                                              2000      1999
                                                            --------  --------
   Statutory shareholders' equity.........................  $150,228  $171,458
   Differences in policy liabilities......................     3,332     5,987
   Deferred acquisition cost and value of insurance
    purchased.............................................   306,476   253,271
   Deferred income taxes..................................   (69,408)  (51,541)
   Asset valuation reserve................................     6,992     5,806
   Nonadmitted assets.....................................     5,628     5,168
   Fair value adjustment on fixed maturities available for
    sale..................................................   (23,746)  (25,656)
   Fair value adjustment on preferred stock of affiliate..   188,212   188,212
   Goodwill...............................................    27,573    28,519
   Due and deferred premiums..............................   (29,243)  (30,471)
   Other..................................................       130    (1,562)
                                                            --------  --------
   GAAP shareholders' equity..............................  $566,174  $549,191
                                                            ========  ========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting (continued)

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") effective January 1, 2001. Codification changes, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that are used to prepare their statutory basis financial statements. The Missouri Department of Insurance has adopted Codification effective January 1, 2001. Management has not fully completed its assessment of the impact of Codification on the statutory basis capital and surplus of United Investors as of January 1, 2001.

Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     2000      1999     1998
                                                    -------  --------  -------
 Fixed maturities.................................. $45,152  $ 45,728  $45,889
 Policy loans......................................   1,448     1,327    1,186
 Other long-term investments.......................      17       135       84
 Short-term investments............................     827       468      743
 Other income......................................      65         0      954
 Interest and dividends from affiliates............  16,622    16,532   13,082
                                                    -------  --------  -------
                                                     64,131    64,190   61,938
 Less investment expense...........................    (659)     (802)    (565)
                                                    -------  --------  -------
 Net investment income............................. $63,472  $ 63,388  $61,373
                                                    =======  ========  =======

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $(6,368) $ (5,023) $     1
   Equity securities other.........................     884         0        0
   Mutual funds....................................       0         0    9,400
                                                    -------  --------  -------
                                                    $(5,484) $ (5,023) $ 9,401
                                                    =======  ========  =======

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................  $4,100  $(56,221) $ 7,522
 Net change in unrealized gains (losses) on equity
  securities.......................................     765      (765)       0
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....       9         2       (2)
 Other (includes loss of $5,946 related to sale of
  mutual fund shares in 1998)......................       0         0   (6,328)
 Adjustment for deferred acquisition cost..........  (1,855)   14,042      276
 Applicable tax....................................  (1,057)   15,030     (514)
                                                    -------  --------  -------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities available
  for sale......................................... $ 1,962  $(27,912) $   954
                                                    =======  ========  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by cost or amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2000 and 1999 is as follows:

                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
2000:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  6,851   $   133    $     (0) $  6,984  $  6,984
  GNMA's..................   44,780     1,356         (72)   46,064    46,064
  Mortgage-backed
   securities, GNMA
   collateral.............      556         0          (1)      555       555
  Other mortgage-backed
   securities ............   41,990     1,717           0    43,707    43,707
  States, municipalities
   and political
   subdivisions...........   17,985       262          (1)   18,246    18,246
  Foreign governments.....    4,015       161           0     4,176     4,176
  Public utilities........   47,312     1,006        (406)   47,912    47,912
  Industrial and
   miscellaneous..........  404,330     5,587     (29,881)  380,036   380,036
  Asset-backed
   securities.............   15,654        67      (1,483)   14,238    14,238
                           --------   -------    --------  --------  --------
  Total fixed maturities.. $583,473   $10,289    $(31,844) $561,918  $561,918
                           ========   =======    ========  ========  ========


                            Cost or    Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1999:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $  7,240    $   30    $   (174) $  7,096  $  7,096
  GNMA's..................   64,952     1,675        (536)   66,091    66,091
  MBS, GNMA Collateral....    3,177         7           0     3,184     3,184
  Other mortgage-backed
   securities.............   23,658         0        (457)   23,201    23,201
  States, municipalities
   and political
   subdivisions...........   18,416         0        (267)   18,149    18,149
  Foreign governments.....    3,012        66           0     3,078     3,078
  Public utilities........   54,010       102      (2,150)   51,962    51,962
  Industrial and
   miscellaneous..........  420,359       439     (21,091)  399,707   399,707
  Asset-backed
   securities.............   18,179         0      (3,301)   14,878    14,878
                           --------    ------    --------  --------  --------
  Total fixed maturities.. $613,003    $2,319    $(27,976) $587,346  $587,346
                           ========    ======    ========  ========  ========
 Equity Securities:
  Common Stock............ $  3,400    $  --     $   (765) $  2,635  $  2,635
                           ========    ======    ========  ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 2000 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale:
    Due in one year or less................................. $ 16,327  $ 16,363
    Due from one year to five years.........................   68,757    62,975
    Due from five years to ten years........................  221,066   216,013
    Due after ten years.....................................  174,343   162,003
                                                             --------  --------
                                                              480,493   457,354
   Mortgage- and asset-backed securities....................  102,980   104,564
                                                             --------  --------
                                                             $583,473  $561,918
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $78,483 in 2000, $152,270 in 1999 and $46,039 in 1998. Gross gains realized on these sales were $766 in 2000, $337 in 1999 and $928 in 1998. Gross losses realized on these sales were $3,101 in 2000, $5,653 in 1999 and $927 in 1998.

   Proceeds from sales of equity securities were $4,284 in 2000, $0 in 1999 and $0 in 1998. Gross gains realized on these sales were $844 in 2000, $0 in 1999 and $0 in 1998. No gross losses were realized on these sales in 2000, 1999 and 1998.

Note 4--Deferred Acquisition Cost and Value of Insurance Purchased

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  2000                  1999                  1998
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $227,170    $26,101   $183,033    $30,600   $ 176,897   $33,754
 Additions:
  Deferred during peri-
   od:
  Commissions...........     72,887          0     49,812          0      36,328         0
  Other expenses........     22,262          0      9,068          0       6,529         0
                           --------    -------   --------    -------   ---------   -------
   Total deferred.......     95,149          0     58,880          0      42,857         0
  Value of insurance
   purchased............          0          0          0          0           0         0
 Adjustment attributable
  to unrealized invest-
  ment losses (1).......          0          0     14,042          0         276         0
                           --------    -------   --------    -------   ---------   -------
   Total additions......     95,149          0     72,922          0      43,133         0
 Deductions:
  Amortized during peri-
   od...................    (35,334)    (4,755)   (28,785)    (4,499)    (24,720)   (3,154)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............          0          0          0          0           0         0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................    (1,855)          0          0          0           0         0
  Adjustment to deferred
   commissions due to
   reorganization.......          0          0          0          0    (12,277)         0
                           --------    -------   --------    -------   ---------   -------
   Total deductions.....    (37,189)    (4,755)   (28,785)    (4,499)    (36,997)   (3,154)
                           --------    -------   --------    -------   ---------   -------
Balance at end of year..   $285,130    $21,346   $227,170    $26,101   $ 183,033   $30,600
                           ========    =======   ========    =======   =========   =======

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $423, $578 and $755 for the years ended December 31, 2000, 1999 and 1998, respectively. The average interest accrual rates used were 6.00%, 6.00% and 6.15%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 2000 to be amortized during each of the next five years is: 2001, $3,160; 2002, $2,243; 2003, $1,693; 2004, $1,363; and 2005, $1,164.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               2000                1999
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  552    $  271    $  366    $  209
Transportation equipment...............     89        36        72        42
Furniture and office equipment ........    983       926       955       921
                                        ------    ------    ------    ------
  Total................................ $1,624    $1,233    $1,393    $1,172
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $72, $41 and $39 in each of the years 2000, 1999 and 1998, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2000 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-2000        3.00% level to 6.00% level     18%
      1986-1992             7.00% graded to 6.00%     23%
      1962-1985             8.50% graded to 6.00%      3%
      1981-1985             8.50% graded to 7.00%      2%
      1984-2000                Interest Sensitive     54%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                   Year Ended December 31,
                                                   --------------------------
                                                    2000      1999     1998
                                                   -------  --------  -------
   Operating income............................... $21,828  $ 23,112  $25,567
   Shareholders' equity:
    Unrealized investment gains (losses)..........   1,057   (15,030)     514
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options..     (48)     (326)     (68)
    Tax benefit received on deferred commission
     credit due to reorganization.................       0         0   (4,297)
    Other.........................................       0       132      300
                                                   -------  --------  -------
                                                   $22,837  $  7,888  $22,016
                                                   =======  ========  =======

   Income tax expense before the adjustments to shareholders' equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         2000    1999    1998
                                                        ------- ------- -------
    Current income tax expense......................... $ 4,328 $16,116 $19,145
    Deferred income tax expense........................  17,500   6,996   6,422
                                                        ------- ------- -------
                                                        $21,828 $23,112 $25,567
                                                        ======= ======= =======

   In 2000, 1999, and 1998, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 2000, 1999 and 1998 as shown below:

                                             Year Ended December 31,
                                       ----------------------------------------
                                        2000     %    1999     %    1998     %
                                       -------  ---  -------  ---  -------  ---
   Expected income taxes.............. $30,030   35% $28,458   35% $28,764   35%
   Increase (reduction) in income
    taxes resulting from:
    Tax-exempt investment income......  (8,540) (10)  (5,682)  (7)  (3,532)  (4)
    Purchase accounting differences...     331    0      331    0      331    0
    Other.............................       7    0        5    0        4    0
                                       -------  ---  -------  ---  -------  ---
   Income taxes....................... $21,828   25% $23,112   28% $25,567   31%
                                       =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        ------------------------
                                                            2000        1999
                                                        ------------ -----------
   Deferred tax assets:
    Unrealized investment losses......................  $      5,544 $     6,601
    Present value of future policy surrender charges..        39,964      28,534
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses.................................           274         183
                                                        ------------ -----------
    Total gross deferred tax assets...................        45,782      35,318
   Deferred tax liabilities:
    Future policy benefits and unearned and advance
     premiums.........................................        19,996       8,599
    Deferred acquisition costs........................        88,320      73,791
    Other.............................................         6,874       4,469
                                                        ------------ -----------
    Total gross deferred tax liabilities..............       115,190      86,859
                                                        ------------ -----------
   Net deferred tax liability.........................  $     69,408 $    51,541
                                                        ============ ===========

   In United Investors' opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors participates in retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    2000..................................................      $79       $ 54
    1999..................................................       71        121
    1998..................................................       42        114

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $109 thousand and $177 thousand at

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

December 31, 2000 and 1999, respectively. The total unfunded plan liability recorded at December 31, 2000 was $821. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at fair value.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand as of December 31, 2000 and 1999.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   643  $   725  $   679
   Interest cost on projected benefit obligation...   1,420    1,420    1,657
   Return on assets................................  (1,649)  (3,035)  (3,118)
   Net amortization and deferral...................     (52)   1,701    1,942
                                                    -------  -------  -------
    Total net periodic cost........................     362      811    1,160
    Periodic cost allocated to other participating
     employers.....................................     308      689    1,046
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $    54  $   122  $   114
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"), effective for year-end 1998. In accordance with SFAS 132, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors' and Liberty National's, the plan sponsor, balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              2000     1999
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $18,632  $18,523
   Service cost.............................................     642      725
   Interest cost............................................   1,420    1,419
   Actuarial gain (loss)....................................    (290)    (565)
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Obligation at the end of year............................  18,280  $18,632

   Changes in plan assets:
   Fair value at the beginning of year......................  20,516   18,140
   Return on assets.........................................   2,665    3,035
   Contributions............................................       0      811
   Benefits paid............................................  (2,124)  (1,470)
                                                             -------  -------
   Fair value at the end of year............................  21,057   20,516
                                                             -------  -------

       Funded status at year end............................   2,777    1,884

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................  (3,456)  (2,150)
   Unrecognized prior service cost..........................    (142)    (193)
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $  (821) $  (459)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $     0  $     0
   Accrued benefit liability................................    (821)    (459)
   Intangible asset.........................................       0        0
                                                             -------  -------
    Net amount recognized at year end.......................    (821)    (459)
    Net amount recognized allocated to other participating
     employers..............................................    (712)    (283)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $  (109) $  (176)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations were 7.5% in 2000 and 1999. The rate of assumed compensation increase was 4.5% for 2000 and 1999 while the expected long-term rate of return on plan assets was 9.25% in 2000 and 1999.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions and life insurance. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     2000     1999     1998
                                                    -------  -------  -------
   Service cost ................................... $   119  $    89  $   112
   Interest on accumulated postretirement. benefit
    obligation.....................................     379      277      377
   Return on assets................................       0        0        0
   Net amortization and deferral...................    (151)    (402)    (251)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     347      (36)     238
    Periodic cost allocated to other participating
     employers.....................................     340      (35)     233
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     7  $    (1) $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the post retirement benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      2000           1999
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       3,883  $       5,262
   Service cost.................................            119             89
   Interest cost................................            379            277
   Actuarial gain (loss)........................          1,348         (1,255)
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Obligation at the end of year................          5,133          3,883

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            596            490
   Benefits paid................................           (596)          (490)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,133)        (3,883)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (264)        (1,612)
   Unrecognized prior service cost..............              0           (151)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (5,397)        (5,646)
    Net amount recognized allocated to other
     participating employers....................         (5,311)        (5,555)
                                                  -------------  -------------
   UILIC's net accrued benefit liability........  $         (86) $         (91)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, an 7.5% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 2000. These rates grade to ranges of 7.0% to 4.5% by the year 2004. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 36    $ (33)
   Benefit obligation.........................................    319     (294)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% in 2000 and 1999.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,835 in 2000, $1,835 in 1999, and $1,840 in 1998.

   Torchmark performed certain administrative services for United Investors for which it was charged $516 in 2000, $408 in 1999, and $612 in 1998.

   United Investors in 1998 loaned Liberty National and United American, which are affiliated companies, $2,400 at an interest rate of 5.5% all of which were repaid in 1998. Interest income for 1998 related to these loans totaling $4 is included in the accompanying financial statements.

   During 1999, United Investors loaned in a series of notes $117,800 to Torchmark and Liberty National, which are affiliated companies. These notes had 5.5% interest rate and were repaid in 1999. In addition, Torchmark repaid a $35,000 note originated in 1994 having an interest rate of 8.110% and borrowed an additional $35,000 at an interest rate of 7.05%. During 1999, United Investors received income of $4,300 from these notes which are included in the accompanying financial statements.

   United Investors in 2000 loaned in a series of notes $147,950 to Torchmark, Liberty National and United American, which are affiliated companies. These notes had a 6.0% interest rate and all these notes were repaid in 2000. The interest income for 2000 related to these notes of $3,424 is included in the accompanying financial statements.

   In addition, Torchmark in 2000 exchanged 52,200 shares of its preferred stock with United Investors for $52,200 of intercompany debt.

   During 1999, United Investors borrowed in a series of notes $81,400 from Torchmark, Liberty National, Globe and United American, which are affiliated companies. All these notes had a 5.5% interest rate and were repaid in 1999. The interest expense for 1999 related to these notes of $204 is included in the accompanying financial statements.

   United Investors in 2000 borrowed in a series of loans totaling $101,000 from Torchmark. Liberty National, Globe Life and Accident Insurance Company (Globe) and American Income Life Insurance Company, which are affiliated companies. All of these notes were repaid in 2000 and had an interest rate of 6.00%. The interest expense for 2000 related to these notes of $636 is included in the accompanying financial statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 9--Related Party Transactions (continued)

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American on 100% funds withheld basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $284,759 and $275,355 at December, 2000 and 1999, respectively. Interest income totaled $19,619, $17,058 and $13,665 in 2000, 1999 and 1998, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $300,698 and $287,736 as of December 31, 2000 and 1999, respectively. United Investors reimbursed United American for administrative expenses in the amount of $654, $933, and $800 in 2000, 1999 and 1998, respectively.

   United Investors serves as sponsor to seven separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due to the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $13,198 in 2000 and $12,234 in 1999 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 3% of total life insurance in force at December 31, 2000 and 3% of premium income for 2000. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the Transfer of Funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholders' equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2000 in compliance with all regulations were $418,946. Without formal regulatory approval, United Investors can pay its stockholders approximately $30.5 million in 2001.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentrations of Credit Risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (6%): nongovernment-guaranteed mortgage-backed securities (5%); securities of state and municipal governments (2%); investment-grade corporate bonds (46%); preferred stock in affiliates (28%); noninvestment-grade securities (7%); and policy loans (3%), which are secured by the underlying insurance policy values. The balance of the portfolio is invested in short-term investments.

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt and equity investments are made in a wide range of industries. At December 31, 2000, 1% or more of the portfolio was invested in the following industries: Electric, gas, and

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 10--Commitments and Contingencies (continued)

sanitary services (6%); depository institutions (5%); communications (4%); nondepository credit institutions (3%); industrial and commercial machinery, and computer equipment (3%); transportation equipment (3%); metal fabricators (3%); printing, publishing, and allied lines (2%): food and kindred products (2%); general merchandise stores (2%); chemicals and allied products (2%); insurance carriers (2%); railroad transportation (2%); petroleum refining and related industries (2%); holding companies and other investment offices (2%); and auto repair and services (1%). At year-end 2000, 10% of the carrying value of fixed maturities was rated below investment grade (BB or lower as rated by Moody's, Standard & Poor's, or the equivalent NAIC designation). Par value of these investments was $77.9 million, amortized cost was $75.2 million, and fair value was $58.0 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in fair value.

   Collateral Requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors' investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flows as required by GAAP:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Due from affiliates.......................... $284,759 $274,744 $229,194
       Future policy benefits.......................  300,698  287,376  241,357
       Impact from reorganization of
        Waddell & Reed .............................        0        0  203,871

   The following table summarizes certain amounts paid during the period:

                                                      Year Ended December 31,
                                                     --------------------------
                                                       2000     1999     1998
                                                     -------- -------- --------
       Taxes paid................................... $  7,942 $ 13,142 $ 26,054

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors' insurance segments. The tables below present segment premium revenue by each of United Investors' marketing groups.


                                                For the Year 2000
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,261   7.9%  $--          $ 6,261   7.8%
Waddell & Reed......................  61,691  77.9%                61,691  77.3%
Liberty National....................   9,639  12.2%                 9,639  12.1%
United American ....................      66   0.1%   641  100.0%     707   0.9%
Globe Direct Response...............   1,507   1.9%                 1,507   1.9%
                                     ------- -----   ----  -----  ------- -----
                                     $79,164 100.0%  $641  100.0% $79,805 100.0%
                                     ======= =====   ====  =====  ======= =====
                                                For the Year 1999
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,526   8.9%  $--          $ 6,526   8.9%
Waddell & Reed......................  60,996  83.2%                60,996  82.7%
Liberty National....................   5,399   7.4%                 5,399   7.3%
United American.....................      48   0.1%   473  100.0%     521   0.7%
Globe Direct Response...............     276   0.4%                   276   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $73,245 100.0%  $473  100.0% $73,718 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $--          $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors' business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors' revenues and operations by segment to its major income statement line items.

                                             For the Year 2000
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 79,164  $    641   $    --   $   --      $ --     $ 79,805
 Policy charges and
  fees..................   19,218    52,150                                    71,368
 Net investment income..                        63,472                         63,472
 Other income...........             19,619                                    19,619
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   98,382    72,410     63,472                        234,264

Benefits and Expenses
 Policy benefits........   59,131    28,706                                    87,837
 Required reserve
  interest..............  (19,888)  (15,741)    35,629                              0
 Amortization of
  acquisition costs.....   20,353    19,736                                    40,089
 Commissions and premium
  taxes.................    5,358     2,049                                     7,407
 Required interest on
  acquisition costs.....    8,896     7,128    (16,024)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   73,850    41,878     19,605                        135,333
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   24,532    30,532     43,867                         98,931
 Administrative
  expense...............                                  6,701                 6,701
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 24,532  $ 30,532   $ 43,867  $(7,647)    $ --       91,284
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,484)
                                                                             --------
  Pretax income..........................................................    $ 85,800
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1999
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 73,245  $    473   $    --   $   --      $ --     $ 73,718
 Policy charges and
  fees..................   16,251    40,401                                    56,652
 Net investment income..                        63,388                         63,388
 Other income...........             17,058                                    17,058
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   89,496    57,932     63,388                        210,816

Benefits and Expenses
 Policy benefits........   51,595    26,686                                    78,281
 Required reserve
  interest..............  (19,262)  (16,625)    35,887                              0
 Amortization of
  acquisition costs.....   18,377    14,907                                    33,284
 Commissions and premium
  taxes.................    5,207       690                                     5,897
 Required interest on
  acquisition costs.....    8,179     5,646    (13,825)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   64,096    31,304     22,062                        117,462
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   25,400    26,628     41,326                         93,354
 Administrative
  expense...............                                  6,076                 6,076
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......                                                            0
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 25,400  $ 26,628   $ 41,326  $(7,022)    $ --       86,332
                         ========  ========   ========  =======     =====
 Realized investment losses and deferred acquisition cost adjustment.....      (5,023)
                                                                             --------
  Pretax income..........................................................    $ 81,309
                                                                             ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1998
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 69,572  $    415   $    --   $   --      $ --     $ 69,987
 Policy charges and
  fees..................   12,048    33,065                                    45,113
 Net investment income..                        61,373                         61,373
 Other income...........             13,665                                    13,665
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   81,620    47,145     61,373                        190,138

Benefits and Expenses
 Policy benefits........   51,430    25,892                                    77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                              0
 Amortization of
  acquisition costs.....   16,306    11,568                                    27,874
 Commissions and premium
  taxes.................    5,182       398                                     5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                             0
                         --------  --------   --------  -------     -----    --------
  Total Benefits and
   Expenses.............   62,044    24,510     24,222                        110,776
                         --------  --------   --------  -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                         79,362
 Administrative
  expense...............                                  5,633                 5,633
 Goodwill amortization..                                    946                   946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------     -----    --------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)    $ --       72,783
                         ========  ========   ========  =======     =====
 Realized investment gains and deferred acquisition cost adjustment......       9,401
                                                                             --------
  Pretax income..........................................................    $ 82,184
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 2000
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $869,600  $    --     $ --     $  869,600
Accrued investment
 income.................                        11,495                           11,495
Deferred acquisition
 costs..................  143,671    141,459                                    285,130
Goodwill................                                  27,573                 27,573
Separate account
 assets.................           3,741,415                                  3,741,415
Other Assets............                                 317,651                317,651
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $143,671 $3,882,874  $881,095  $345,224    $ --     $5,252,864
                         ======== ==========  ========  ========    =====    ==========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1999
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $    --  $      --   $815,496  $    --     $--      $  815,496
Accrued investment
 income.................                        11,550                           11,550
Deferred acquisition
 costs..................  122,037    105,133                                    227,170
Goodwill................                                  28,519                 28,519
Separate account
 assets.................           3,413,675                                  3,413,675
Other Assets............                                 361,796                361,796
                         -------- ----------  --------  --------    ----     ----------
Total Assets............ $122,037 $3,518,808  $827,046  $390,315    $--      $4,858,206
                         ======== ==========  ========  ========    ====     ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Universal Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheets of each of the sub-accounts ("portfolios" for the purpose of this report) that include the Money Market, Bond, High Income, Growth, Core Equity, International, Small Cap, Balanced, Limited Term Bond, Asset Strategy and Science and Technology portfolios that comprise United Investors Universal Life Variable Account as of December 31, 2000, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2000. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of United Investors Universal Life Variable Account as of December 31, 2000 and 1999, and the results of their operations and changes in net assets for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas
April 25, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Universal Life Variable Account
Birmingham, Alabama

We have audited the accompanying statement of operations and changes in net assets for the year ended December 31, 1998 of United Investors Universal Life Variable Account. These financial statements are the responsibility of United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and changes in its net assets for the year ended December 31, 1998 of United Investors Universal Life Variable Account in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Birmingham, Alabama
April 9, 1999

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                                BALANCE SHEETS
                             At December 31, 2000

                    Money                 High                                             Small                Limited    Asset
                   Market      Bond      Income     Growth    Core Equity International     Cap      Balanced  Term Bond Strategy
                  --------- ---------- ---------- ----------- ----------- ------------- ----------- ---------- --------- ---------
Assets:
Investment in
mutual funds
(Note B)........  $ 488,502 $1,154,989 $1,327,132 $19,919,714 $17,374,716  $6,570,640   $ 9,725,751 $3,044,846 $  61,154 $ 914,573
Receivables.....     15,742      5,733     10,849      14,620      24,779       6,323         4,637     12,684        18     2,341
                  --------- ---------- ---------- ----------- -----------  ----------   ----------- ---------- --------- ---------
Total assets....    504,244  1,160,722  1,337,981  19,934,334  17,399,495   6,576,963     9,730,388  3,057,530    61,172   916,914
Liabilities:
Mortality and
expense risk
charge payable
to sponsor (Note
D)..............      9,209     18,765     18,487     240,281     224,994      78,360       108,333     34,644       794     8,162
Total
liabilities.....      9,209     18,765     18,487     240,281     224,994      78,360       108,333     34,644       794     8,162
                  --------- ---------- ---------- ----------- -----------  ----------   ----------- ---------- --------- ---------
Net assets (Note
C)..............  $ 495,035 $1,141,957 $1,319,494 $19,694,053 $17,174,501  $6,498,603   $ 9,622,055 $3,022,886 $  60,378 $ 908,752
                  ========= ========== ========== =========== ===========  ==========   =========== ========== ========= =========
Equity:
Equity of
contract
owners..........  $ 495,035 $1,141,957 $1,319,494 $19,694,053 $17,174,501  $6,498,603   $ 9,622,055 $3,022,886 $  60,378 $ 908,752
                  --------- ---------- ---------- ----------- -----------  ----------   ----------- ---------- --------- ---------
Total equity....  $ 495,035 $1,141,957 $1,319,494 $19,694,053 $17,174,501  $6,498,603   $ 9,622,055 $3,022,886 $  60,378 $ 908,752
                  ========= ========== ========== =========== ===========  ==========   =========== ========== ========= =========
Accumulation
units
outstanding.....    434,750    996,609  1,392,244  11,244,203  11,503,881   3,743,237     6,467,739  2,361,101    52,152   548,034
                  ========= ========== ========== =========== ===========  ==========   =========== ========== ========= =========
Net assets value
per unit........  $1.138666 $ 1.145843 $ 0.947746 $  1.751485 $  1.492931  $ 1.736092   $  1.487700 $ 1.280287 $1.157731 $1.658204
                  ========= ========== ========== =========== ===========  ==========   =========== ========== ========= =========
Cost of invested
assets..........  $ 488,502 $1,185,842 $1,686,663 $20,954,999 $18,763,292  $7,716,643   $11,501,005 $3,073,228 $  62,197 $ 862,021
                  ========= ========== ========== =========== ===========  ==========   =========== ========== ========= =========
                  Science and
                  Technology      Total
                  ------------ -----------
Assets:
Investment in
mutual funds
(Note B)........  $14,354,788  $74,936,805
Receivables.....       (9,687)      88,039
                  ------------ -----------
Total assets....   14,345,101   75,024,844
Liabilities:
Mortality and
expense risk
charge payable
to sponsor (Note
D)..............      164,874      906,903
Total
liabilities.....      164,874      906,903
                  ------------ -----------
Net assets (Note
C)..............  $14,180,227  $74,117,941
                  ============ ===========
Equity:
Equity of
contract
owners..........  $14,180,227  $74,117,941
                  ------------ -----------
Total equity....  $14,180,227  $74,117,941
                  ============ ===========
Accumulation
units
outstanding.....    4,513,687
                  ============
Net assets value
per unit........  $  3.141606
                  ============
Cost of invested
assets..........  $14,138,234  $80,432,626
                  ============ ===========


                       See Notes to Financial Statements

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 2000

                      Money                   High                                                                      Limited
                      Market      Bond       Income      Growth     Core Equity  International Small Cap    Balanced   Term Bond
                     --------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  ---------
Dividend income
 (Note B, D).......  $ 21,707  $   65,956  $  144,815  $ 2,067,958  $ 2,404,499   $  901,119   $1,948,294  $  198,110   $ 3,521
Expense paid to
 Sponsor
 Mortality and
  expense risk
  charge...........     3,838      12,436       9,874      162,716      144,645       50,592       75,808      22,699       515
 Contract
  maintenance
  charges:
  Administrative
   expense.........     2,111       6,149      10,065      189,348      144,772       55,027       93,635      21,578       578
  Costs of
   insurance.......    32,153      79,151      95,963    1,551,997    1,347,219      494,703      739,200     237,190     5,891
  Other policy
   rider charges...     1,804       3,901       5,651       96,177       75,133       28,765       47,623      12,031       310
                     --------  ----------  ----------  -----------  -----------   ----------   ----------  ----------   -------
   Total...........    39,906     101,637     121,553    2,000,238    1,711,769      629,087      956,266     293,498     7,294
                      Asset    Science and
                     Strategy  Technology      Total
                     --------- ------------ -------------
Dividend income
 (Note B, D).......  $ 73,694  $ 2,770,944  $ 10,600,617
Expense paid to
 Sponsor
 Mortality and
  expense risk
  charge...........     5,919      120,752       609,794
 Contract
  maintenance
  charges:
  Administrative
   expense.........     5,808      162,037       691,108
  Costs of
   insurance.......    58,334    1,377,442     6,019,243
  Other policy
   rider charges...     3,656       81,109       356,160
                     --------- ------------ -------------
   Total...........    73,717    1,741,340     7,676,305

Net investment
 income............   (18,199)    (35,681)     23,262       67,720      692,730      272,032      992,028     (95,388)   (3,773)
Realized investment
 gains (losses)
 distributed to
 accounts..........         0      (2,693)    (12,046)      16,599        6,898       21,288       37,033       2,583      (111)
Unrealized
 investment gains
 (losses)..........         0      29,958    (264,629)  (2,357,397)  (1,347,923)  (2,668,234)  (3,347,914)    (45,135)    1,202
                     --------  ----------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net gain (loss) on
 investments.......         0      27,265    (276,675)  (2,340,798)  (1,341,025)  (2,646,946)  (3,310,881)    (42,552)    1,091
                     --------  ----------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net increase
 (decrease) in net
 assets from
 operations........   (18,199)     (8,416)   (253,413) (2,273, 078)    (648,295)  (2,374,914)  (2,318,853)   (137,940)   (2,682)
Premiums deposits
 and net transfers
 *.................    74,430     400,389     533,928    9,872,908    7,100,952    3,562,958    5,742,953   1,621,491    22,199
Transfers to
 Sponsor for
 benefits and
 terminations......    (3,063)    (27,376)    (50,498)    (643,486)    (487,918)    (217,839)    (206,490)    (93,014)   (2,811)
                     --------  ----------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Total increase
 (decrease)........    53,168     364,597     230,017    6,956,344    5,964,739      970,205    3,217,610   1,390,537    16,706
Net assets at
 beginning of
 period............   441,867     777,360   1,089,477   12,737,709   11,209,762    5,528,398    6,404,445   1,632,349    43,672
                     --------  ----------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net assets at end
 of period (Note
 C)................  $495,035  $1,141,957  $1,319,494  $19,694,053  $17,174,501   $6,498,603   $9,622,055  $3,022,886   $60,378
                     ========  ==========  ==========  ===========  ===========   ==========   ==========  ==========   =======
Net investment
 income............       (23)   1,029,604     2,924,312
Realized investment
 gains (losses)
 distributed to
 accounts..........     4,472      232,913       306,936
Unrealized
 investment gains
 (losses)..........    20,568   (6,386,836)  (16,366,340)
                     --------- ------------ -------------
Net gain (loss) on
 investments.......    25,040   (6,153,923)  (16,059,404)
                     --------- ------------ -------------
Net increase
 (decrease) in net
 assets from
 operations........    25,017   (5,124,319)  (13,135,092)
Premiums deposits
 and net transfers
 *.................   552,934    7,948,312    37,433,454
Transfers to
 Sponsor for
 benefits and
 terminations......    (8,099)    (566,399)   (2,306,993)
                     --------- ------------ -------------
Total increase
 (decrease)........   569,852    2,257,594    21,991,369
Net assets at
 beginning of
 period............   338,900   11,922,633    52,126,572
                     --------- ------------ -------------
Net assets at end
 of period (Note
 C)................  $908,752  $14,180,227  $ 74,117,941
                     ========= ============ =============

*Includes transfer activity from (to) other portfolios.


                        See Notes to Financial Statements

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1999

                      Money                 High                                                                      Limited
                      Market     Bond      Income      Growth     Core Equity  International Small Cap    Balanced   Term Bond
                     --------  --------  ----------  -----------  -----------  ------------- ----------  ----------  ---------
Dividend income
 (Note B, D).......  $ 22,627  $ 46,341  $  102,959  $ 1,649,929  $   743,478   $  428,790   $  220,412  $  108,470   $ 2,312
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........     4,481     5,373       7,126       66,317       67,081       24,178       27,903       9,817       258
 Contract maintenance charges:
  Administrative
   expense.........     2,222     5,361       9,563      125,145      122,318       37,835       53,946      16,406       484
  Costs of insur-
   ance............    62,690    66,286      98,312      965,765    1,014,841      295,418      381,607     161,255     4,589
  Other policy
   rider charges...     1,757     2,999       5,247       62,517       63,477       18,649       27,208       9,550       278
                     --------  --------  ----------  -----------  -----------   ----------   ----------  ----------   -------
   Total...........    71,150    80,019     120,268    1,219,744    1,267,717      376,080      490,664     197,028     5,609
Net investment in-
 come..............   (48,523)  (33,678)    (17,309)    430,185     (524,239)       52,710     (270,252)    (88,558)   (3,297)
Realized investment
 gains (losses)
 distributed to ac-
 counts............         0      (413)     (2,281)      20,068        8,742        2,505          302       2,716       (30)
Unrealized invest-
 ment gains (loss-
 es)...............         0   (51,962)    (60,498)   1,017,369      307,894    1,544,843    1,733,279      16,321    (1,712)
                     --------  --------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net gain (loss) on
 investments.......         0   (52,375)    (62,779)   1,037,437      316,636    1,547,348    1,733,581      19,037    (1,742)
                     --------  --------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net increase
 (decrease) in net
 assets from
 operations........   (48,523)  (86,053)    (80,088)   1,467,622    (207,603)    1,600,058    1,463,329     (69,521)   (5,039)
Premium deposits &
 net transfers*....   244,387   565,047     732,021    7,776,604    7,394,112    2,536,891    3,421,022   1,054,639    36,757
Transfer to Sponsor
 for benefits and
 terminations......         0      (283)     (1,531)    (205,749)    (197,985)     (73,953)     (60,664)     (3,935)     (295)
                     --------  --------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Total increase.....   195,864   478,711     650,402    9,038,477    6,988,524    4,062,996    4,823,687     961,183    31,423
Net assets at be-
 ginning of peri-
 od................   246,003   298,650     439,075    3,699,231    4,221,238    1,465,402    1,580,759     651,166    12,249
                     --------  --------  ----------  -----------  -----------   ----------   ----------  ----------   -------
Net assets at end
 of period (Note
 C)................  $441,867  $777,361  $1,089,477  $12,737,708  $11,209,762   $5,528,398   $6,404,446  $1,632,349   $43,672
                     ========  ========  ==========  ===========  ===========   ==========   ==========  ==========   =======
                      Asset    Science and
                     Strategy  Technology      Total
                     --------- ------------ ------------
Dividend income
 (Note B, D).......  $ 18,606  $   167,261  $ 3,511,185
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........     1,923       40,339      254,796
 Contract maintenance charges:
  Administrative
   expense.........     3,592       79,741      456,633
  Costs of insur-
   ance............    28,056      555,869    3,634,688
  Other policy
   rider charges...     2,169       39,274      233,125
                     --------- ------------ ------------
   Total...........    35,740      715,223    4,579,242
Net investment in-
 come..............   (17,134)    (547,962)  (1,068,057)
Realized investment
 gains (losses)
 distributed to ac-
 counts............       474        7,488       39,571
Unrealized invest-
 ment gains (loss-
 es)...............    36,610    6,347,329   10,889,473
                     --------- ------------ ------------
Net gain (loss) on
 investments.......    37,084    6,354,819   10,929,044
                     --------- ------------ ------------
Net increase
 (decrease) in net
 assets from
 operations........    19,950    5,806,855    9,860,987
Premium deposits &
 net transfers*....   204,400    4,618,379   28,584,259
Transfer to Sponsor
 for benefits and
 terminations......    (3,326)    (84,681)     (632,402)
                     --------- ------------ ------------
Total increase.....   221,024   10,340,553   37,812,844
Net assets at be-
 ginning of peri-
 od................   117,876    1,582,080   14,313,729
                     --------- ------------ ------------
Net assets at end
 of period (Note
 C)................  $338,900  $11,922,633  $52,126,573
                     ========= ============ ============

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1998

                      Money                High                   Core                                          Limited   Asset
                      Market     Bond     Income     Growth      Equity    International Small Cap   Balanced  Term Bond Strategy
                     --------  --------  --------  ----------  ----------  ------------- ----------  --------  --------- --------
Dividend income
 (Note B, D).......  $  4,762  $ 16,465  $ 38,018  $  129,060  $  627,897   $  124,877   $  228,030  $ 21,860   $   676  $  6,774
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........       891       956     1,486      11,244      13,262        3,588        4,618     2,128        21       320
 Contract maintenance charges:
  Administrative
   expense.........       388     1,361     3,063      32,119      36,294        8,967       13,611     4,869        99       887
  Costs of insur-
   ance............    15,730    17,170    33,037     248,252     285,213       67,766       95,972    46,354       808     7,398
  Other policy
   rider charges...       365       955     1,894      17,887      20,382        5,065        7,783     3,191        50       746
                     --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
   Total...........    17,374    20,442    39,480     309,502     355,151       85,386      121,984    56,542       978     9,351
Net investment in-
 come..............   (12,612)   (3,977)   (1,462)   (180,442)    272,746       39,491      106,046   (34,682)     (302)   (2,577)
Realized investment
 gains (losses)
 distributed to ac-
 counts............         0       657    (1,520)     (3,822)      1,775        1,854          183       429         6         9
Unrealized invest-
 ment gains (loss-
 es)...............         0    (8,740)  (34,058)    306,070    (346,825)     (22,139)    (157,161)      598      (533)   (4,603)
                     --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
Net gain (loss) on
 investments.......         0    (8,083)  (35,578)    302,248    (345,050)     (20,285)    (156,978)    1,027      (527)   (4,594)
                     --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
Net increase
 (decrease) in net
 assets from
 operations........   (12,612)  (12,060)  (37,040)    121,806     (72,304)      19,206      (50,932)  (33,655)     (829)   (7,171)
Premium deposits &
 net transfers*....   258,231   314,973   480,696   3,570,770   4,262,621    1,437,753    1,610,853   692,119    13,078   124,457
Transfer to Sponsor
 for benefits and
 terminations......         0   (6,188)    (9,115)    (26,784)    (25,335)      (8,203)     (3,342)   (12,263)        0         0
                     --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
Total increase.....   245,619   296,725   434,541   3,665,792   4,164,982    1,448,756    1,556,579   646,201    12,249   117,286
Net assets at be-
 ginning of peri-
 od................       384     1,925     4,534      33,439      56,256       16,646       24,180     4,965         0       590
                     --------  --------  --------  ----------  ----------   ----------   ----------  --------   -------  --------
Net assets at end
 of period (Note
 C)................  $246,003  $298,650  $439,075  $3,699,231  $4,221,238   $1,465,402   $1,580,759  $651,166   $12,249  $117,876
                     ========  ========  ========  ==========  ==========   ==========   ==========  ========   =======  ========
                     Science and
                     Technology      Total
                     ------------ ------------
Dividend income
 (Note B, D).......  $   29,214   $ 1,227,633
Expenses paid to
 Sponsor:
 Mortality and ex-
  pense risk
  charge...........       3,781        42,295
 Contract maintenance charges:
  Administrative
   expense.........      11,730       113,388
  Costs of insur-
   ance............      84,695       902,395
  Other policy
   rider charges...       6,923        65,241
                     ------------ ------------
   Total...........     107,129     1,123,319
Net investment in-
 come..............     (77,915)      104,314
Realized investment
 gains (losses)
 distributed to ac-
 counts............         777           348
Unrealized invest-
 ment gains (loss-
 es)...............     255,898       (11,493)
                     ------------ ------------
Net gain (loss) on
 investments.......     256,675       (11,145)
                     ------------ ------------
Net increase
 (decrease) in net
 assets from
 operations........     178,760        93,169
Premium deposits &
 net transfers*....   1,396,768    14,162,319
Transfer to Sponsor
 for benefits and
 terminations......      (5,363)      (96,593)
                     ------------ ------------
Total increase.....   1,570,165    14,158,895
Net assets at be-
 ginning of peri-
 od................      11,915       154,834
                     ------------ ------------
Net assets at end
 of period (Note
 C)................  $1,582,080   $14,313,729
                     ============ ============

-----
*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Universal Life Variable Account ("the Universal Life Variable Account") was established on August 15, 1997 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of W&R Target Funds, Inc. (formerly Target/United Funds, Inc.) ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, a core equity portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

   Federal Taxes--Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates fair value.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note C-Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                        2000
                                                        ----
        Investment Portfolio          Shares Reinvested Dividend Income
        --------------------          ----------------- ---------------
Money Market.........................       21,707        $   21,707
Bond.................................       12,613            65,956
High Income..........................       43,191           144,815
Growth...............................      209,242         2,067,958
Core Equity..........................      197,038         2,404,499
International........................      114,635           901,119
Small Cap............................      239,519         1,948,294
Balanced.............................       27,047           198,110
Limited Term Bond....................          682             3,521
Asset Strategy.......................       10,448            73,694
Science and Technology...............      194,403         2,770,944

                                                            1999
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................       22,627         $  22,627
Bond.........................................        9,177            46,341
High Income..................................       24,696           102,959
Growth.......................................      151,716         1,649,929
Core Equity..................................       57,363           743,478
International................................       35,926           428,790
Small Cap....................................       18,980           220,412
Balanced.....................................       14,835           108,470
Limited Term Bond............................          459             2,312
Asset Strategy...............................        2,971            18,606
Science and Technology.......................        7,464           167,261

                                                            1998
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................        4,762         $   4,762
Bond.........................................        3,024            16,465
High Income..................................        8,612            38,018
Growth.......................................       13,879           129,060
Core Equity..................................       50,903           627,897
International................................       15,974           124,877
Small Cap....................................       28,858           228,030
Balanced.....................................        3,075            21,860
Limited Term Bond............................          129               676
Asset Strategy...............................        1,258             6,774
Science and Technology.......................        3,530            29,214


               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

  The following table illustrates by component parts the net asset value for each portfolio.

                     Money                   High                                                                       Limited
2000                Market       Bond       Income      Growth     Core Equity  International  Small Cap    Balanced   Term Bond
----               ---------  ----------  ----------  -----------  -----------  ------------- -----------  ----------  ---------
Cost to:
 Contract
 owners..........  $ 577,448  $1,282,415  $1,751,360  $21,254,577  $18,814,928   $7,554,633   $10,799,031  $3,373,438  $ 72,034
Adjustment for
market
appreciation
(depreciation)...     49,096      95,571     (89,224)   2,846,177    2,407,068      334,960       663,089     305,988     5,331
Deductions:
 Mortality &
 expense risk
 charge..........     (9,211)    (18,765)    (18,487)    (240,280)    (224,993)     (78,360)     (108,333)    (34,645)     (794)
 Contract
 maintenance
 charges:
 Administrative
 expense.........     (4,721)    (12,877)    (22,723)    (346,737)    (303,562)    (101,868)     (161,265)    (42,880)   (1,161)
 Cost of
 insurance.......   (110,573)   (162,682)   (227,488)  (2,767,012)  (2,648,604)    (858,261)   (1,217,316)   (445,000)  (11,288)
 Other policy
 rider charges...     (3,941)     (7,857)    (12,800)    (176,654)    (159,098)     (52,506)      (82,654)    (24,803)     (638)
 Benefits &
 terminations....     (3,063)    (33,848)    (61,144)    (876,018)    (711,238)    (299,995)     (270,497)   (109,212)   (3,106)
                   ---------  ----------  ----------  -----------  -----------   ----------   -----------  ----------  --------
Net assets.......  $ 495,035  $1,141,957  $1,319,494  $19,694,053  $17,174,501   $6,498,603   $ 9,622,055  $3,022,886  $ 60,378
                   =========  ==========  ==========  ===========  ===========   ==========   ===========  ==========  ========

                     Asset    Science and
2000               Strategy  Technology
----               --------- ------------
Cost to:
 Contract
 owners..........  $882,401  $13,975,583
Adjustment for
market
appreciation
(depreciation)...   156,604    3,425,194
Deductions:
 Mortality &
 expense risk
 charge..........    (8,162)    (164,873)
 Contract
 maintenance
 charges:
 Administrative
 expense.........   (10,291)    (253,553)
 Cost of
 insurance.......   (93,802)  (2,018,343)
 Other policy
 rider charges...    (6,573)    (127,338)
 Benefits &
 terminations....   (11,425)    (656,443)
                   --------- ------------
Net assets.......  $908,752  $14,180,227
                   ========= ============

                     Money                   High                                                                       Limited
1999                Market       Bond       Income      Growth     Core Equity  International  Small Cap    Balanced   Term Bond
----               ---------  ----------  ----------  -----------  -----------  ------------- -----------  ----------  ---------
Cost to:
 Contract
 owners..........  $ 503,018  $  882,026  $1,217,432  $11,381,669  $11,713,976   $3,991,675   $ 5,056,078  $1,751,947  $ 49,835
Adjustment for
market
appreciation
(depreciation)...     27,389       2,350      42,636    3,119,017    1,343,594    2,084,687     2,025,676     150,430       719
Deductions:
 Mortality and
 expense risk
 charge..........     (5,373)     (6,329)     (8,613)     (77,564)     (80,348)     (27,768)      (32,525)    (11,946)     (279)
 Contract
 maintenance
 charges:
 Administrative
 expense.........     (2,610)     (6,728)    (12,658)    (157,389)    (158,790)     (46,841)      (67,630)    (21,302)     (583)
 Costs of
 insurance.......    (78,420)    (83,531)   (131,525)  (1,215,015)  (1,301,385)    (363,558)     (478,116)   (207,810)   (5,397)
 Other policy
 rider charges...     (2,137)     (3,956)     (7,149)     (80,447)     (83,965)     (23,741)      (35,031)    (12,772)     (328)
 Benefits and
 terminations....          0      (6,471)    (10,646)    (232,563)    (223,320)     (86,056)      (64,006)    (16,198)     (295)
                   ---------  ----------  ----------  -----------  -----------   ----------   -----------  ----------  --------
Net assets.......  $ 441,867  $  777,361  $1,089,477  $12,737,708  $11,209,762   $5,528,398   $ 6,404,446  $1,632,349  $ 43,672
                   =========  ==========  ==========  ===========  ===========   ==========   ===========  ==========  ========
                    Asset    Science and
1999               Strategy  Technology
----               --------- ------------
Cost to:
 Contract
 owners..........  $329,467  $ 6,027,271
Adjustment for
market
appreciation
(depreciation)...    57,870    6,808,173
Deductions:
 Mortality and
 expense risk
 charge..........    (2,243)     (44,121)
 Contract
 maintenance
 charges:
 Administrative
 expense.........    (4,483)     (91,516)
 Costs of
 insurance.......   (35,468)    (640,901)
 Other policy
 rider charges...    (2,917)     (46,229)
 Benefits and
 terminations....    (3,326)     (90,044)
                   --------- ------------
Net assets.......  $338,900  $11,922,633
                   ========= ============

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. The Fund pays the manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Portfolio at the following annual rates:

                                                                Annual
   Fund                      Net Asset Breakpoints               Rate
   ----                      ---------------------              ------
   Asset Strategy
    Portfolio..............  Up to $1 Billion                   .700%
                             Over $1 Billion up to $2 Billion   .650%
                             Over $2 Billion up to $3 Billion   .600%
                             Over $3 Billion                    .550%

   Balanced Portfolio......  Up to $1 Billion                   .700%
                             Over $1 Billion up to $2 Billion   .650%
                             Over $2 Billion up to $3 Billion   .600%
                             Over $3 Billion                    .550%

   Bond Portfolio..........  Up to $500 Million                 .525%
                             Over $500 Million up to $1 Billion .500%
                             Over $1 Billion up to $1.5 Billion .450%
                             Over $1.5 Billion                  .400%

   Growth Portfolio........  Up to $1 Billion                   .700%
                             Over $1 Billion up to $2 Billion   .650%
                             Over $2 Billion up to $3 Billion   .600%
                             Over $3 Billion                    .550%

   High Income Portfolio...  Up to $500 Million                 .625%
                             Over $500 Million up to $1 Billion .600%
                             Over $1 Billion up to $1.5 Billion .550%
                             Over $1.5 Billion                  .500%

   Core Equity Portfolio...  Up to $1 Billion                   .700%
                             Over $1 Billion up to $2 Billion   .650%
                             Over $2 Billion up to $3 Billion   .600%
                             Over $3 Billion                    .550%

   International
    Portfolio..............  Up to $1 Billion                   .850%
                             Over $1 Billion up to $2 Billion   .830%
                             Over $2 Billion up to $3 Billion   .800%
                             Over $3 Billion                    .760%

   Limited-Term Bond
    Portfolio..............  Up to $500 Million                 .500%
                             Over $500 Million up to $1 Billion .450%
                             Over $1 Billion up to $1.5 Billion .400%
                             Over $1.5 Billion                  .350%

   Money Market Portfolio..  All Net Assets                     .400%

   Science and Technology
    Portfolio..............  Up to $1 Billion                   .850%
                             Over $1 Billion up to $2 Billion   .830%
                             Over $2 Billion up to $3 Billion   .800%
                             Over $3 Billion                    .760%

   Small Cap Portfolio.....  Up to $1 Billion                   .850%
                             Over $1 Billion up to $2 Billion   .830%
                             Over $2 Billion up to $3 Billion   .800%
                             Over $3 Billion                    .760%

                UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Asset Strategy Portfolio-- .30% of net assets; Balanced Portfolio-- .10% of net assets; Bond Portfolio-- .03% of net assets; Growth Portfolio-- .20% of net assets; High Income Portfolio-- .15% of net assets; Core Equity Portfolio-- .20% of net assets; International Portfolio-- .30% of net assets; Limited-Term Bond Portfolio-- .05% of net assets; Money Market Portfolio-- none; Science and Technology Portfolio-- .20% of net assets; Small Cap Portfolio-- .35% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and
 .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

   Fees for these services are deducted from dividend income. The amount of these fees have been:

                                                         2000    1999    1998
                                                       -------- ------- -------
   Money Market....................................... $  1,788 $ 1,492 $   566
   Bond...............................................    4,934   2,857     768
   High Income........................................    7,569   4,846   1,436
   Growth.............................................  121,201  53,776  12,434
   Core Equity........................................  102,349  53,025  14,683
   International......................................   54,717  24,066   6,061
   Small Cap..........................................   74,025  28,510   6,736
   Balanced...........................................   16,021   7,288   1,928
   Limited Term Bond..................................      248     156      32
   Asset Strategy.....................................    3,844   1,613     451
   Science and Technology.............................  122,912  34,846   4,477

Mortality and Expense Risk Charges

   United Investors currently deducts a daily charge from assets in the Investment Divisions attributable to the Policies at an effective annual rate of 0.90% of Variable Account assets during the first 10 Policy Years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all Policy Years. The mortality and expense risk charge does not apply to Fixed Account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges

   United Investors deducts a 3.5% charge from each premium before allocating the resulting Net Premium to the Policy Value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

               UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

 Monthly Deduction

   United Investors deducts the Monthly Deduction on the Policy Date and on each Monthly Anniversary from Policy Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of:

  (1) the cost of insurance charge discussed below;

  (2) a current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month);

  (3) the Guaranteed Death Benefit Charge ($0.01 per $1,000 of Face Amount) as long as the Death Benefit Guarantee remains in effect; and

  (4) charges for any supplemental benefits added by Riders to the Policy.

 Surrender Charges

   If the Policy is surrendered prior to the end of the 16th Policy Year or the end of the 16th year following an increase in Face Amount, United Investors will deduct a surrender charge based on the Face Amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the Surrender Charge will also be deducted for any Face Amount decreases. The surrender charge varies based on the Insured's age on the Policy Date, or Attained Age at the time of an increase, and is calculated as an amount per $1,000 of the Face Amount. For each age the surrender charge remains level for the first five Policy Years (or the first five years after a Face Amount increase) and declines each year thereafter until it reaches zero at the end of the 16th Policy Year (or at the end of the 16th year after an increase in Face Amount).

   During the first five Policy Years (or first five years after a Face Amount increase) the surrender charge per $1,000 of Face Amount is as follows for the selected ages below:

   Issue Age                                    Charge per $1,000 of Face Amount
   ---------                                    --------------------------------
   25..........................................              $ 6.00
   35..........................................              $ 7.00
   45..........................................              $ 8.75
   50..........................................              $10.00
   55..........................................              $11.50
   65..........................................              $16.75
   75..........................................              $26.00

 Partial Surrender Charge

   A Partial Surrender charge equal to the lesser of $25 or 2% of the Partial Surrender amount, plus a portion of the surrender charge will apply to each Partial Surrender. This charge will be deducted from the Policy Value along with the Partial Surrender amount.

 Cost of Insurance

   A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.